                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 19, 2000
                           ---------------------------

                                 Citigroup Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                     52-1568099
---------------                    -----------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



                 153 East 53rd Street, New York, New York 10043
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 5.  Other Events.

On July 19, 2000 Citigroup Inc. reported core income of $3.0 billion for the second quarter ended June 30, 2000. Core income per share, diluted, was $0.87, a 23% increase over that reported in the 1999 second quarter. For the first six months of 2000, Citigroup's core income was a record $6.6 billion, or $1.91 per share rising 36%, from the first half of 1999. The diversity and strength of Citigroup's businesses and continued emphasis on expense and risk management during the second quarter delivered:

         - Core earnings growth of 22% in the Global Consumer Group, 24% in the Global Corporate and Investment Bank, and 11% for Global Investment Management and Private Banking;

         -        Return on equity of 24.8%;

         - Total capital (including trust preferred securities) increased to $56.5 billion at 6/30/00.

"Our outstanding results for the quarter demonstrate the impact of our market share gains around the world, the consistent growth of our consumer businesses, the company's discipline in managing risk and our continued investment in our future," said Sanford I. Weill, Chairman and Chief Executive Officer. "We have invested substantially this quarter in acquisitions and partnerships that meaningfully expand our global businesses. We not only completed the acquisition of Schroders, but we made tremendous headway in the integration of that business and the resulting organization, Schroder Salomon Smith Barney, has quickly become a leading investment and corporate banking force throughout Europe. We further strengthened our presence in Central Europe with the acquisition of a majority interest in Bank Handlowy, one of Poland's leading commercial banks, and continued to build our presence in Asia through an alliance with the Fubon Group in Taiwan. We also acquired the remaining 15% of Travelers Property Casualty that we did not own.

"We continue to build our capabilities on the Internet and other new media," continued Weill. "Yesterday, we announced a wide-ranging alliance with America Online under which we will integrate our payments and money transfer capabilities into all AOL brands and broaden access to our products among millions of online consumers. We were also the first global financial services firm to launch account aggregation capabilities at our new MyCiti.com site. These are critical steps toward our goals of, over time, making available a comprehensive suite of consumer financial services accessible at any time, through any device, and strengthening our position as the payments engine of the Internet. We are also involved in a number of initiatives that make it easier for our corporate customers to do business on the Web, and are actively participating in Internet-based capital markets."

                                 GLOBAL CONSUMER
        2ND QUARTER CORE INCOME: $1.28 BILLION, UP 22% FROM $1.05 BILLION

Citigroup's Global Consumer Group achieved record earnings for the eighth consecutive quarter, driven by growth in global cards and continued strong sales of investment products around the world. Citigroup's global cards business, with 55 million accounts and almost $92 billion in receivables across 46 countries, posted 31% income growth and 13% receivables growth in the second quarter. Cross marketing programs also contributed to results, with Salomon Smith Barney generating strong demand for Travelers individual annuities and mortgage referrals to the consumer and Private Bank. Credit trends across all of Citigroup's global consumer businesses were stable-to-improving in the quarter. Results for the quarter include e-Consumer, representing the portion of Internet development investment directly related to Citigroup's consumer businesses.



- BANKING/LENDING core income rose 23% to $629 million. Higher deposit spreads and increased sales of deposit and investment products drove 10% revenue growth and 35% income growth at CITIBANKING NORTH AMERICA. MORTGAGE BANKING core income rose 27% as higher servicing revenue and both internal and acquired student loan growth offset flat mortgage originations. The NORTH AMERICA CARDS business generated sales volume and receivables growth of 19% and 13%, respectively, while adding 1 million new accounts. This growth, combined with a continued decline in loss rates to 3.96% in the second quarter, offset margin compression to produce a 10% increase in core income. At CITIFINANCIAL, receivables growth of 23% and continued emphasis on expense discipline and credit quality led to a 50% increase in income.

-        Core income from the INSURANCE businesses rose 12% to $409 million.
         TRAVELERS LIFE AND ANNUITY'S income increased 17% driven by 20% growth in individual annuity volumes, higher net investment income, and lower expenses. Income growth of 11% at PRIMERICA FINANCIAL SERVICES reflected 42% higher mutual fund sales and increased net investment income partly offset by continued spending for infrastructure, including international expansion, compliance and sales support. TRAVELERS PROPERTY CASUALTY PERSONAL LINES income increased 4%, as incremental earnings from the minority purchase buyback and increased net investment income were partly offset by increased loss trends.

- INTERNATIONAL income increased 42%. Income in EUROPE, MIDDLE EAST AND AFRICA rose 26% in the quarter. Excluding the net currency translation impact, income would have risen 47%. Revenue growth in the region of 2% (14% excluding net currency translation) was led by volume increases in lending products, including cards, and investment product sales. Income growth of 69% in ASIA PACIFIC reflected 27% revenue growth, fueled by cards (including the recent acquisition of Diners Club Japan), as well as deposits and investment product revenues, which doubled from the prior year. LATIN AMERICA income was unchanged in the quarter, although excluding the net currency translation impact, income would have risen 9%. Improving credit loss trends and increased earnings from Credicard, the company's one third owned Brazilian credit card subsidiary were offset by the reduction in interest income related to Confia.

                      GLOBAL CORPORATE AND INVESTMENT BANK
        2ND QUARTER CORE INCOME: $1.54 BILLION, UP 24% FROM $1.24 BILLION

Global Corporate and Investment Bank earnings for the second quarter of 2000 rose 24% from the comparable period last year, with revenue growth of 13%. The successful integration of the Citibank and Salomon Smith Barney platforms was underscored by the business' market share gains, as Salomon Smith Barney achieved the #1 ranking in global debt and equity underwriting in the quarter, and was #1 in all international debt issuance year to date. The business made substantial progress in Europe, with the formation of Schroder Salomon Smith Barney, ranking #4 in European mergers and acquisitions and equity underwriting year to date. In addition, Nikko Salomon Smith Barney, the company's Japanese joint venture, ranked #1 in equity underwriting and #1 in mergers and acquisitions for the first half of 2000. During the quarter, the Global Corporate and Investment Bank also increased its market share in a key emerging market through Citibank's acquisition of 66% of Bank Handlowy, Poland's largest corporate bank, and strengthened its position in the U.S. leasing market through Citibank's purchase of Copelco, a leader in small ticket vendor leasing. The Global Corporate and Investment Bank also won in more than 50 categories in the recent Euromoney Awards for Excellence, including Best Bank in Asia, Best Foreign Bank in the Eurozone and Best Corporate Bond Firm.



- SALOMON SMITH BARNEY'S core income was $641 million for the second quarter, 5% above the second quarter of 1999. Revenues increased 13% from the second quarter of 1999, with higher commissions and investment banking revenues and a record level of revenue from the portion of asset management revenue retained in the segment. Principal transactions revenue fell 9% from the prior year period, and was down $224 million from the first quarter of 2000, primarily as a result of less robust conditions in fixed income markets. The Private Client business continued to perform well, generating 18% growth in income, and with the value of client assets rising 21% to $1.032 trillion, with assets under fee-based management increasing 36%. More than 1.4 million accounts, or 20% of total accounts, now use ACCESS, Salomon Smith Barney's web site and on-line trading product. Expenses increased 19% over the 1999 quarter due to increased compensation expense and the Schroders acquisition. Income also reflected the company's 20.7% ownership in Nikko Securities.

- THE GLOBAL CORPORATE BANK reported core income of $629 million, up 45% from the 1999 second quarter. Excluding the Bank Handlowy and Copelco acquisitions, double-digit growth in Transaction Services and improved trading-related revenues combined to produce a 17% improvement in revenues. On the same basis, expenses rose 3% as investment spending in the emerging markets and higher incentive compensation were offset by lower Year 2000 expenses, the impact of previous restructuring actions, and ongoing expense initiatives. Net write-offs rose $20 million to $131 million, reflecting higher write-offs in North America and Latin America.

- Continued pricing improvements in the middle market segment, higher net investment income, and the purchase of the minority interest led to a 33% increase in core income for TRAVELERS PROPERTY CASUALTY COMMERCIAL LINES. Higher net written premiums reflected stronger pricing and the impact of the Reliance Surety acquisition which closed in the second quarter.

                GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
         2ND QUARTER CORE INCOME: $172 MILLION, UP 11% FROM $155 MILLION

During the quarter, Citigroup's Global Investment Management and Private Banking Group continued to make substantial progress in expanding its distribution of its products through proprietary and third party channels globally. The Group also enhanced its position in the growing retirement services market, with the purchase of additional interest in Siembra in Argentina in the second quarter, and by launching the CitiStreet joint venture. Revenues for the quarter increased 24%.

-        ASSET MANAGEMENT income rose 11% to $93 million in the quarter.
         Revenues increased 34%, as the impact of increased ownership in Siembra and Garante and growth in its core business more than offset higher expenses related to continued investment in the global sales and marketing and research platform. Assets under management rose 8% over the prior year period, to $389 billion.

         Sales of the Group's long-term mutual funds and managed account products through the Salomon Smith Barney retail channel rose 13% to $4.8 billion, representing 38% of all such products distributed through the retail channel. Primerica sold $469 million of the Group's U.S. money and mutual funds in the quarter, equal to 46% of all Primerica's sales. The Group also sold $3.5 billion in mutual and money funds through Citibank's global consumer channels, raising $506 million in Europe and $322 million in Japan. In the U.S., successful mutual fund launches included the Premier Selections funds, which added $755 million in sales during the quarter. Institutional client assets rose 6% to $153 billion, including $6 billion in assets raised from Global Corporate and Investment Bank customers in the second quarter.

- Core income for the PRIVATE BANK rose 11% to $79 million. Client business volumes, which include loans, deposits and client assets under fee-based management and custody accounts, rose 19% to $149 billion. Revenue growth of 12% was driven by increased volumes in discretionary investment management as well as in banking and lending products. Expenses grew 13%, as the Private Bank continued to invest in its sales processes, adding 85 bankers and product specialists year to date.


               CORPORATE/OTHER, E-CITI, AND INVESTMENT ACTIVITIES

The increased loss from CORPORATE/OTHER in the quarter primarily reflected higher funding costs. Net investment in E-CITI, the remainder of internet-related development activities not allocated to the individual businesses, rose $6 million to $17 million. Income from INVESTMENT ACTIVITIES was $234 million in the quarter, up 44% over the prior year although down substantially from the first quarter.


                                      # # #

A financial summary follows. Additional financial, statistical and business-related information, as well as business and segment trends, is included in the Financial Supplement.


------------------------------------------------------ ------------------------------ ------ ------------------------------ -------
CITIGROUP SEGMENT INCOME                                      SECOND QUARTER             %            SIX MONTHS              %
                                                       ------------------------------        ------------------------------
(IN MILLIONS OF DOLLARS)                                    2000           1999       Change     2000            1999       Change
------------------------------------------------------ --------------- -------------- ------ -------------- --------------- -------
      GLOBAL CONSUMER
   Citibanking North America..........................      $   138         $   102       35      $    275        $   173       59
   Mortgage Banking...................................           66              52       27           127            111       14
   North America Cards................................          308             279       10           604            557        8
   CitiFinancial......................................          117              78       50           229            149       54
                                                       --------------- --------------        -------------- ---------------
Banking/Lending                                                 629             511       23         1,235            990       25
                                                       --------------- --------------        -------------- ---------------
   Travelers Life and Annuity.........................          202             173       17           389            320       22
   Primerica Financial Services.......................          125             113       11           244            223        9
   Personal Lines.....................................           82              79        4           157            162      (3)
                                                       --------------- --------------        -------------- --------------
Insurance                                                       409             365       12           790            705       12
                                                       --------------- --------------        -------------- ---------------
   Europe, Middle East, and Africa....................           92              73       26           194            141       38
   Asia Pacific.......................................          183             108       69           357            210       70
   Latin America......................................           41              41        -           111             88       26
                                                       --------------- --------------        -------------- ---------------
Total International                                             316             222       42           662            439       51
                                                       --------------- --------------        -------------- ---------------
e-Consumer (A)........................................         (46)            (28)     (64)         (115)           (51)    (125)
Other Consumer........................................         (28)            (23)     (22)          (56)           (39)     (44)
                                                       --------------- --------------        -------------- ---------------
TOTAL GLOBAL CONSUMER.................................        1,280           1,047       22         2,516          2,044       23
                                                       --------------- --------------        -------------- ---------------

GLOBAL CORPORATE AND INVESTMENT BANK
Salomon Smith Barney..................................          641             610        5         1,598          1,258       27
                                                       --------------- --------------        -------------- ---------------
   Emerging Markets                                             370             286       29           762            601       27
   Global Relationship Banking                                  259             147       76           499            334       49
                                                       --------------- --------------        -------------- ---------------
Total Global Corporate Bank                                     629             433       45         1,261            935       35
                                                       --------------- --------------        -------------- ---------------
Commercial Lines Insurance............................          267             201       33           507            390       30
                                                       --------------- --------------        -------------- ---------------
TOTAL GLOBAL CORPORATE AND INVESTMENT BANK............        1,537           1,244       24         3,366          2,583       30
                                                       --------------- --------------        -------------- ---------------

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
SSB Citi Asset Management Group.......................           93              84       11           185            165       12
Global Private Bank...................................           79              71       11           160            126       27
                                                       --------------- --------------        -------------- ---------------
TOTAL GLOBAL INVESTMENT MANAGEMENT AND PRIVATE
BANKING...............................................          172             155       11           345            291       19
                                                       --------------- --------------        -------------- ---------------

Corporate/Other.......................................        (199)           (120)     (66)         (455)          (261)     (74)
e-Citi (A)............................................         (17)            (11)     (55)          (31)           (16)     (94)
                                                       --------------- --------------        -------------- ---------------
TOTAL CORPORATE/OTHER.................................        (216)           (131)     (65)         (486)          (277)     (75)
                                                       --------------- --------------        -------------- ---------------

INVESTMENT ACTIVITIES.................................         234             162       44            868            251      246

                                                       --------------- --------------        -------------- ---------------
CORE INCOME...........................................       3,007           2,477       21          6,609          4,892       35
                                                       --------------- --------------        -------------- ---------------
Restructuring-Related Items  --  After Tax (B)........         (2)            (29)       93           (14)             45       NM
Cumulative Effect of Accounting Changes (C)...........           -               -        -             -           (127)       NM
                                                       --------------- --------------        -------------- ---------------
NET INCOME............................................      $3,005          $2,448       23         $6,595         $4,810       37
------------------------------------------------------ --------------- -------------- ------ -------------- ---------------
DILUTED EARNINGS PER SHARE:
CORE INCOME...........................................       $0.87           $0.71       23          $1.91          $1.40       36
NET INCOME............................................        0.87            0.70       24           1.90           1.38       38
------------------------------------------------------ --------------- -------------- ------ -------------- -----------------------
SUPPLEMENTAL INFORMATION:


Worldwide Cards.......................................        $429            $328       31           $813           $663       23
------------------------------------------------------ --------------- -------------- ------ -------------- --------------- -------

(A) Previously shown as a part of e-Citi and presented in the Global Consumer segment.

(B) The restructuring-related items in 2000 included a credit for the reversal of prior charges of $31 million, $19 million of accelerated depreciation, and $14 million of charges in the second quarter and $12 million of accelerated depreciation in the first quarter. The 1999 second quarter included $29 million of accelerated depreciation and the 1999 first quarter included a credit for reversal of prior charges of $125 million and $51 million of accelerated depreciation.

(C) Refers to adoption of Statement of Position "SOP" 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" of ($135) million; adoption of SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" of $23 million; and the adoption of SOP 98-5, "Reporting on the Costs of Start-Up Activities" of ($15) million.

NM Not meaningful.

--------------------------------------------------------------------------------


----------------------------------------------  ----------------------------- ------- ------------------------------ -------
SUPPLEMENTAL GCIB DISCLOSURE                           SECOND QUARTER             %              SIX MONTHS             %
(IN MILLIONS OF DOLLARS)                        ------------------------------        -------------------------------
                                                     2000           1999       Change      2000           1999       Change
----------------------------------------------  --------------- -------------- ------- -------------- --------------- -------

GLOBAL CORPORATE AND INVESTMENT BANK
   Global Corporate Finance                           842             755          12         1,904          1,581        20
   Transaction Services                               130              40         225           223             79       182
   Private Client                                     265             225          18           641            436        47
   Commercial Lines Insurance                         267             201          33           507            390        30
   Other                                               33              23          43            91             97       (6)
                                                 --------------- --------------         -------------- ---------------
TOTAL GLOBAL CORPORATE AND INVESTMENT BANK....      1,537           1,244          24         3,366          2,583        30
----------------------------------------------   --------------- -------------- ------- -------------- --------------- -------

Five quarters of history are available on page 29 of the Quarterly Financial Data Supplement.

----------------------------------------------------------------------------



CITIGROUP -  QUARTERLY FINANCIAL DATA SUPPLEMENT

                                                                                               PAGE NUMBER
CITIGROUP CONSOLIDATED
   Financial Summary                                                                                 1
   Segment Net Revenues                                                                              2
   Segment Core Income                                                                               3

SEGMENT DETAIL
   GLOBAL CONSUMER:
    BANKING / LENDING
    Citibanking North America                                                                        4
    Mortgage Banking                                                                                 5
    North America Cards                                                                              6
    CitiFinancial                                                                                    7
    INSURANCE
    Travelers Life and Annuity                                                                       8
    Primerica Financial Services                                                                     9
    Travelers Property Casualty - Personal Lines                                                     10
    INTERNATIONAL
    Europe, Middle East and Africa                                                                   11
    Asia Pacific                                                                                     12
    Latin America                                                                                    13
    Other Consumer                                                                                   14
   GLOBAL CORPORATE AND INVESTMENT BANK:
    Salomon Smith Barney                                                                          15 & 16
    Total Global Corporate Bank                                                                      17
    Emerging Markets                                                                                 17
    Global Relationship Banking                                                                      17
    Travelers Property Casualty - Commercial Lines                                                   18
   GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
    SSB Citi Asset Management Group and Global Retirement Services                                   19
    Global Private Bank                                                                              20
   INVESTMENT ACTIVITIES                                                                             21

CITIGROUP SUPPLEMENTAL DETAIL
   Consolidated Statement of Income                                                                  22
   Earnings Analysis - Managed Basis                                                                 23
   Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios                                   24
   Details of Credit Loss Experience                                                                 25
   Cash Basis and Renegotiated Loans, Other Real Estate Owned and Assets Pending Disposition         26
   Managed Assets and Insurance Investments                                                          27
   Insurance Investment Portfolio                                                                    27
   Worldwide Cards Supplemental Data                                                                 28
   Global Corporate and Investment Bank - Supplemental Product and Regional Results                  29

CITICORP SUPPLEMENTAL DATA                                                                           30

   CITIGROUP -- FINANCIAL SUMMARY
   (In millions of dollars, except per share amounts)


   CITIGROUP, THE MOST GLOBAL FINANCIAL SERVICES COMPANY, PROVIDES SOME 100 MILLION CONSUMERS, CORPORATIONS, GOVERNMENTS AND INSTITUTIONS IN OVER 100 COUNTRIES WITH A BROAD RANGE OF FINANCIAL PRODUCTS AND SERVICES.


-----------------------------------------------------------------------------------------------------------------------


                                                          1Q        2Q         3Q        4Q          1Q        2Q
                                                         1999      1999       1999      1999        2000      2000
                                                        --------  --------   --------  --------    --------   --------
CORE INCOME                                             $ 2,415   $ 2,477    $ 2,450   $ 2,605     $ 3,602    $ 3,007
Restructuring  - Related Items                               74       (29)       (15)       17         (12)        (2)
Cumulative Effect of Accounting Changes                    (127)        -          -         -           -          -
                                                        --------  --------   --------  --------    --------   --------
Net Income                                              $ 2,362   $ 2,448    $ 2,435   $ 2,622     $ 3,590    $ 3,005
                                                        ========  ========   ========  ========    ========   ========

BASIC EARNINGS PER SHARE:
Core Income                                             $  0.71   $  0.73    $  0.72   $  0.77     $  1.07    $  0.89
                                                        ========  ========   ========  ========    ========   ========
Net Income                                              $  0.70   $  0.72    $  0.72   $  0.78     $  1.07    $  0.89
                                                        ========  ========   ========  ========    ========   ========

Weighted Average Common Shares
     Applicable To Basic EPS                            3,340.2   3,332.7    3,332.0   3,330.9     3,331.6    3,332.7
                                                        ========  ========   ========  ========    ========   ========

Preferred Dividends - Basic                             $    40   $    38    $    38   $    33     $    30    $    29
                                                        ========  ========   ========  ========    ========   ========

DILUTED EARNINGS PER SHARE:
Core Income                                             $  0.69   $  0.71    $  0.70   $  0.75     $  1.04    $  0.87
                                                        ========  ========   ========  ========    ========   ========
Net Income                                              $  0.68   $  0.70    $  0.70   $  0.75     $  1.04    $  0.87
                                                        ========  ========   ========  ========    ========   ========

Core Diluted Earnings Per Share Excluding
      Goodwill Amortization                             $  0.70   $  0.72    $  0.71   $  0.76     $  1.05    $  0.89
                                                        ========  ========   ========  ========    ========   ========

Adjusted Weighted Average Common Shares
     Applicable To Diluted EPS                          3,440.0   3,450.3    3,440.2   3,443.6     3,435.7    3,440.2
                                                        ========  ========   ========  ========    ========   ========

Preferred Dividends - Diluted                           $    37   $    35    $    34   $    33     $    30    $    29
                                                        ========  ========   ========  ========    ========   ========

COMMON SHARES OUTSTANDING, AT PERIOD END                3,380.3   3,376.7    3,366.8   3,367.5     3,370.6    3,369.8
                                                        ========  ========   ========  ========    ========   ========

TIER 1 CAPITAL RATIO                                      8.86%     9.37%      9.59%     9.65%       9.78%       8.6% *
                                                        ========  ========   ========  ========    ========   ========
TOTAL CAPITAL RATIO                                      11.54%    12.07%     12.28%    12.33%      12.47%      11.1% *
                                                        ========  ========   ========  ========    ========   ========
LEVERAGE RATIO                                            6.24%     6.38%      6.62%     6.80%       6.73%       6.0% *
                                                        ========  ========   ========  ========    ========   ========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)               $ 690.5   $ 689.1    $ 686.8   $ 715.7     $ 738.2    $   792 *
                                                        ========  ========   ========  ========    ========   ========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)       $  43.8   $  44.9    $  46.3   $  48.9     $  50.3    $  51.6 *
                                                        ========  ========   ========  ========    ========   ========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES,
AT PERIOD END (IN BILLIONS)                             $  48.8   $  49.8    $  51.2   $  53.8     $  55.2    $  56.5 *
                                                        ========  ========   ========  ========    ========   ========

BOOK VALUE PER SHARE, AT PERIOD END                     $ 12.35   $ 12.68    $ 13.14   $ 13.95     $ 14.40    $ 14.78 *
                                                        ========  ========   ========  ========    ========   ========

RETURN ON COMMON EQUITY (NET INCOME)                      23.1%     22.9%      22.0%     22.8%       29.8%      24.7% *
                                                        ========  ========   ========  ========    ========   ========
RETURN ON COMMON EQUITY (CORE INCOME)                     23.6%     23.2%      22.1%     22.6%       29.9%      24.8% *
                                                        ========  ========   ========  ========    ========   ========


                                                           2Q 2000 VS.       YTD        YTD            YTD 2Q 2000 VS.
                                                        2Q 1999 INCREASE/     2Q         2Q         YTD 2Q 1999 INCREASE/
                                                           (DECREASE)        1999       2000             (DECREASE)
                                                        -----------------  --------   --------     --------------------

CORE INCOME                                                   21%          $ 4,892    $ 6,609                35%
Restructuring  - Related Items                                                  45       (14)
Cumulative Effect of Accounting Changes                                       (127)         -
                                                                           --------   --------
Net Income                                                    23%          $ 4,810    $ 6,595                37%
                                                                           ========   ========
BASIC EARNINGS PER SHARE:
Core Income                                                   22%          $  1.44    $  1.97                37%
                                                                           ========   ========
Net Income                                                    24%          $  1.42    $  1.96                38%
                                                                           ========   ========

Weighted Average Common Shares
     Applicable To Basic EPS                                               3,336.4    3,332.1
                                                                           ========   ========

Preferred Dividends - Basic                                                $    78    $    59
                                                                           ========   ========

DILUTED EARNINGS PER SHARE:
Core Income                                                    23%         $  1.40    $  1.91               36%
                                                                           ========   ========
Net Income                                                     24%         $  1.38    $  1.90               38%
                                                                           ========   ========

Core Diluted Earnings Per Share Excluding
      Goodwill Amortization                                    24%         $  1.42    $  1.94               37%
                                                                           ========   ========

Adjusted Weighted Average Common Shares
     Applicable To Diluted EPS                                             3,445.2    3,438.0
                                                                           ========   ========

Preferred Dividends - Diluted                                              $    72    $    59
                                                                           ========   ========

COMMON SHARES OUTSTANDING, AT PERIOD END                                   3,376.7    3,369.8
                                                                           ========   ========

TIER 1 CAPITAL RATIO                                                         9.37%       8.6% *
                                                                           ========   ========
TOTAL CAPITAL RATIO                                                         12.07%      11.1% *
                                                                           ========   ========
LEVERAGE RATIO                                                               6.38%       6.0% *
                                                                           ========   ========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                                  $ 689.1    $   792 *
                                                                           ========   ========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                          $  44.9    $  51.6 *
                                                                           ========   ========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES,
AT PERIOD END (IN BILLIONS)                                                $  49.8    $  56.5 *
                                                                           ========   ========

BOOK VALUE PER SHARE, AT PERIOD END                                        $ 12.68    $ 14.78 *
                                                                           ========   ========

RETURN ON COMMON EQUITY (NET INCOME)                                         23.0%      27.2% *
                                                                           ========   ========
RETURN ON COMMON EQUITY (CORE INCOME)                                        23.4%      27.3% *
                                                                           ========   ========


 * Preliminary

CITIGROUP -- SEGMENT NET REVENUES
(In millions of dollars)


                                                             1Q          2Q        3Q         4Q           1Q          2Q
                                                            1999        1999      1999       1999         2000        2000
                                                          ---------   ---------  ---------  ---------    ---------  --------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                                $ 506       $ 517      $ 526      $ 556        $ 575      $ 570
    Mortgage Banking                                           169         183        199        196          204        206
    North America Cards                                      1,961       1,980      1,971      2,042        1,996      1,969
    CitiFinancial                                              361         396        421        441          462        474
                                                          ---------   ---------  ---------  ---------    ---------  ---------
       Total Banking / Lending                               2,997       3,076      3,117      3,235        3,237      3,219
INSURANCE
    Travelers Life and Annuity                                 771         867        869        887        1,010        983
    Primerica Financial Services                               432         443        444        456          472        479
    Personal Lines                                             983       1,005      1,018      1,037        1,027      1,041
                                                          ---------   ---------  ---------  ---------    ---------  ---------
       Total Insurance                                       2,186       2,315      2,331      2,380        2,509      2,503
INTERNATIONAL
    Europe, Middle East and Africa                             561         563        607        597          593        576
    Asia Pacific                                               517         543        580        606          683        691
    Latin America                                              464         497        502        512          519        466
                                                          ---------   ---------  ---------  ---------    ---------  ---------
       Total International                                   1,542       1,603     1,689       1,715        1,795      1,733
E-CONSUMER  *                                                   24          23        27          34           31         28
OTHER                                                           49          39        29           9           11       (10)

                                                          ---------   ---------  ---------  ---------    ---------  ---------
    TOTAL GLOBAL CONSUMER                                    6,798       7,056      7,193      7,373        7,583      7,473
                                                          ---------   ---------  ---------  ---------    ---------  ---------
GLOBAL CORPORATE AND INVESTMENT BANK:
Salomon Smith Barney                                         3,341       3,269      2,791      3,279        4,186      3,693
GLOBAL CORPORATE BANK
    Emerging Markets                                         1,143       1,096      1,055      1,050        1,238      1,270
    Global Relationship Banking                              1,118       1,039      1,021      1,034        1,208      1,266
                                                          ---------   ---------  ---------  ---------    ---------  ---------
       Total Global Corporate Bank                           2,261       2,135      2,076      2,084        2,446      2,536

Commercial Lines                                             1,534       1,558      1,578      1,595        1,568      1,626

                                                          ---------   ---------  ---------  ---------    ---------  ---------
    TOTAL GLOBAL CORPORATE AND INVESTMENT BANK               7,136       6,962      6,445      6,958        8,200      7,855
                                                          ---------   ---------  ---------  ---------    ---------  ---------

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
SSB Citi Asset Management Group
and Global Retirement Services                                 356         358        369        408          430        480
Global Private Bank                                            275         301        305        332          363        338
                                                          ---------   ---------  ---------  ---------    ---------  ---------
    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING       631         659        674        740          793        818
                                                          ---------   ---------  ---------  ---------    ---------  ---------
CORPORATE / OTHER                                              (60)          6        (43)      (100)        (100)      (157)
E-CITI *                                                         -          (3)        (7)        (2)          11         (3)

                                                          ---------   ---------  ---------  ---------    ---------  ---------
TOTAL CORPORATE / OTHER                                        (60)          3        (50)      (102)         (89)      (160)
INVESTMENT ACTIVITIES                                          153         270        311        356        1,016        387
                                                          ---------   ---------  ---------  ---------    ---------  ---------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                                $ 14,658    $ 14,950   $ 14,573   $ 15,325     $ 17,503   $ 16,373
------------------------------------------------------------------------------------------------------------------------------------

                                                             2Q 2000 VS.       YTD         YTD             YTD 2Q 2000 VS.
                                                         2Q 1999 INCREASE/      2Q          2Q          YTD 2Q 1999 INCREASE/
                                                             (DECREASE)        1999        2000              (DECREASE)
                                                         -----------------  ---------   ---------      -----------------------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                                    10%          $ 1,023     $ 1,145               12%
    Mortgage Banking                                             13%              352         410               16%
    North America Cards                                         (1%)            3,941       3,965                1%
    CitiFinancial                                                20%              757         936               24%
                                                                             ---------   ---------
       Total Banking / Lending                                   5%             6,073       6,456                6%
INSURANCE
    Travelers Life and Annuity                                   13%            1,638       1,993               22%
    Primerica Financial Services                                 8%               875         951                9%
    Personal Lines                                               4%             1,988       2,068                4%
                                                                             ---------   ---------
       Total Insurance                                           8%             4,501       5,012               11%
INTERNATIONAL
    Europe, Middle East and Africa                               2%             1,124       1,169                4%
    Asia Pacific                                                 27%            1,060       1,374               30%
    Latin America                                               (6%)              961         985                2%
                                                                             ---------   ---------
       Total International                                       8%             3,145       3,528               12%
E-CONSUMER  *                                                    22%               47          59               26%
OTHER                                                          (126%)              88           1              (99%)

                                                                             ---------   ---------
    TOTAL GLOBAL CONSUMER                                        6%            13,854      15,056                9%
                                                                             ---------   ---------
GLOBAL CORPORATE AND INVESTMENT BANK:
Salomon Smith Barney                                             13%            6,610       7,879               19%
GLOBAL CORPORATE BANK
    Emerging Markets                                             16%            2,239       2,508               12%
    Global Relationship Banking                                  22%            2,157       2,474               15%
                                                                             ---------   ---------
       Total Global Corporate Bank                               19%            4,396       4,982               13%

Commercial Lines                                                  4%            3,092       3,194                3%

                                                                             ---------   ---------
    TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                   13%           14,098      16,055               14%
                                                                             ---------   ---------
GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
SSB Citi Asset Management
Group and Global Retirement Services                             34%              714         910               27%
Global Private Bank                                              12%              576         701               22%
                                                                             ---------   ---------

    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING         24%            1,290       1,611               25%
                                                                             ---------   ---------
CORPORATE / OTHER                                                NM               (54)       (257)            (376%)
E-CITI *                                                          -                (3)          8              367%
                                                                             ---------   ---------
TOTAL CORPORATE / OTHER                                          NM               (57)       (249)            (337%)
INVESTMENT ACTIVITIES                                            43%              423       1,403              232%
                                                                             ---------   ---------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                                      10%         $ 29,608    $ 33,876               14%
---------------------------------------------------------------------------------------------------------------------------------

*   Previously included as e-Citi within the Global Consumer business.


CITIGROUP -- SEGMENT CORE INCOME
(In millions of dollars)


                                                             1Q         2Q        3Q       4Q        1Q         2Q
                                                            1999       1999      1999     1999      2000       2000
                                                          --------  --------  --------  --------  --------  --------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                             $    71   $   102   $   106   $   116   $   137   $   138
    Mortgage Banking                                           59        52        59        55        61        66
    North America Cards                                       278       279       301       325       296       308
    CitiFinancial                                              71        78       135       108       112       117
                                                          --------  --------  --------  --------  --------  --------
       Total Banking / Lending                                479       511       601       604       606       629
INSURANCE
    Travelers Life and Annuity                                147       173       168       135       187       202
    Primerica Financial Services                              110       113       114       115       119       125
    Personal Lines                                             83        79        23        94        75        82
                                                          --------  --------  --------  --------  --------  --------
       Total Insurance                                        340       365       305       344       381       409
INTERNATIONAL
    Europe, Middle East and Africa                             68        73        98        83       102        92
    Asia Pacific                                              102       108       118       119       174       183
    Latin America                                              47        41        53        82        70        41
                                                          --------  --------  --------  --------  --------  --------
       Total International                                    217       222       269       284       346       316

E-CONSUMER  *                                                 (23)      (28)      (31)      (34)      (69)      (46)

OTHER                                                         (16)      (23)      (11)      (24)      (28)      (28)

                                                          --------  --------  --------  --------  --------  --------
    TOTAL GLOBAL CONSUMER                                     997     1,047     1,133     1,174     1,236     1,280
                                                          --------  --------  --------  --------  --------  --------
GLOBAL CORPORATE AND INVESTMENT BANK:
Salomon Smith Barney                                          648       610       432       664       957       641

GLOBAL CORPORATE BANK
    Emerging Markets                                          315       286       301       256       392       370
    Global Relationship Banking                               187       147       143       164       240       259
                                                          --------  --------  --------  --------  --------  --------
       Total Global Corporate Bank                            502       433       444       420       632       629

Commercial Lines                                              189       201       255       200       240       267

                                                          --------  --------  --------  --------  --------  --------
    TOTAL GLOBAL CORPORATE AND INVESTMENT BANK              1,339     1,244     1,131     1,284     1,829     1,537
                                                          --------  --------  --------  --------  --------  --------
GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
SSB Citi Asset Management Group
and Global Retirement Services                                 81        84        83        78        92        93
Global Private Bank                                            55        71        70        72        81        79
                                                          --------  --------  --------  --------  --------  --------
    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING      136       155       153       150       173       172
                                                          --------  --------  --------  --------  --------  --------
CORPORATE / OTHER                                            (141)     (120)     (144)     (203)     (256)     (199)
E-CITI *                                                       (5)      (11)      (17)      (13)      (14)      (17)
                                                          --------  --------  --------  --------  --------  --------
TOTAL CORPORATE / OTHER                                      (146)     (131)     (161)     (216)     (270)     (216)

INVESTMENT ACTIVITIES                                          89       162       194       213       634       234
                                                          --------  --------  --------  --------  --------  --------

---------------------------------------------------------------------------------------------------------------------------
TOTAL CORE INCOME                                         $ 2,415   $ 2,477   $ 2,450   $ 2,605   $ 3,602   $ 3,007
---------------------------------------------------------------------------------------------------------------------------

                                                             2Q 2000 VS.        YTD        YTD         YTD 2Q 2000 VS.
                                                          2Q 1999 INCREASE/      2Q         2Q      YTD 2Q 1999 INCREASE/
                                                            (DECREASE)         1999       2000          (DECREASE)
                                                         -----------------    -------  --------   -----------------------
GLOBAL CONSUMER:
BANKING / LENDING
    Citibanking North America                                    35%          $   173   $   275                59%
    Mortgage Banking                                             27%              111       127                14%
    North America Cards                                          10%              557       604                 8%
    CitiFinancial                                                50%              149       229                54%
                                                                               -------  --------
       Total Banking / Lending                                   23%              990     1,235                25%
INSURANCE
    Travelers Life and Annuity                                   17%              320       389                22%
    Primerica Financial Services                                 11%              223       244                 9%
    Personal Lines                                                4%              162       157                (3%)
                                                                               -------  --------
       Total Insurance                                           12%              705       790                12%
INTERNATIONAL
    Europe, Middle East and Africa                               26%              141       194                38%
    Asia Pacific                                                 69%              210       357                70%
    Latin America                                                 -                88       111                26%
                                                                               -------  --------
       Total International                                       42%              439       662                51%

E-CONSUMER  *                                                   (64%)             (51)     (115)             (125%)

OTHER                                                           (22%)             (39)      (56)              (44%)

                                                                               -------  --------
    TOTAL GLOBAL CONSUMER                                        22%            2,044     2,516                23%
                                                                               -------  --------
GLOBAL CORPORATE AND INVESTMENT BANK:
Salomon Smith Barney                                              5%            1,258     1,598                27%

GLOBAL CORPORATE BANK
    Emerging Markets                                             29%              601       762                27%
    Global Relationship Banking                                  76%              334       499                49%
                                                                               -------  --------
       Total Global Corporate Bank                               45%              935     1,261                35%

Commercial Lines                                                 33%              390       507                30%

                                                                               -------  --------
    TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                   24%            2,583     3,366                30%
                                                                               -------  --------
GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
SSB Citi Asset Management Group                                  11%              165       185                12%
and Global Retirement Services
Global Private Bank                                              11%              126       160                27%
                                                                               -------  --------
    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING         11%              291       345                19%
                                                                               -------  --------
CORPORATE / OTHER                                               (66%)            (261)     (455)              (74%)
E-CITI *                                                        (55%)             (16)      (31)              (94%)
                                                                               -------  --------
TOTAL CORPORATE / OTHER                                         (65%)            (277)     (486)              (75%)

INVESTMENT ACTIVITIES                                            44%              251       868               246%
                                                                               -------  --------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CORE INCOME                                                21%          $ 4,892   $ 6,609                35%
----------------------------------------------------------------------------------------------------------------------------------



 *   Previously included as e-Citi within the Global Consumer business.


GLOBAL CONSUMER - BANKING/LENDING
CITIBANKING NORTH AMERICA
(In millions of dollars)


                                                                  1Q         2Q       3Q         4Q        1Q        2Q
                                                                 1999       1999     1999       1999      2000      2000
                                                               --------   --------  --------  --------  --------  --------
Total Revenues, Net of Interest Expense                        $   506    $   517   $   526   $   556   $   575   $   570
Adjusted Operating Expenses                                        360        324       332       344       336       331
Provision for Loan Losses                                           23         15        11        15         9         7
                                                               --------   --------  --------  --------  --------  --------
Core Income Before Taxes                                           123        178       183       197       230       232
Income Taxes                                                        52         76        77        81        93        94
                                                               --------   --------  --------  --------  --------  --------
Core Income                                                    $    71    $   102   $   106   $   116   $   137   $   138
                                                               ========   ========  ========  ========  ========  ========

Average Assets (in billions of dollars)                        $    10    $    10   $     9   $     9   $     9   $     9
                                                               ========   ========  ========  ========  ========  ========
Return on Assets                                                 2.88%      4.09%     4.67%     5.11%     6.12%     6.17%
                                                               ========   ========  ========  ========  ========  ========

Average Loans (in billions of dollars)                         $   7.6    $   7.6   $   7.4   $   7.3   $   7.2   $   7.1
Average Customer Deposits (in billions of dollars)             $  41.6    $  42.2   $  42.2   $  42.4   $  43.5   $  44.3
EOP Accounts (in millions)                                         5.9        6.0       6.2       6.3       6.3       6.4

Non-Interest Revenue as % of Total Revenues                      26.6%      26.6%     25.3%     25.9%     27.4%     26.5%

Net Credit Loss Ratio                                            1.29%      1.21%     1.05%     1.25%     0.98%     0.86%

Loans 90+Days Past Due:
    In millions of dollars                                     $   103    $    92   $    64   $    55   $    48   $    33
    %                                                            1.37%      1.22%     0.88%     0.76%     0.67%     0.46%

Proprietary Mutual Funds / UIT                                 $   186    $   180   $   126   $   232   $   373   $   124
Proprietary Money Market Funds                                     449        393       469       584     1,017       677
                                                               --------   --------  --------  --------  --------  --------
Total Proprietary Funds                                            635        573       595       816     1,390       801
Third Party Funds                                                  668        724       550       630       966       608
                                                               --------   --------  --------  --------  --------  --------
Mutual Fund / UIT Sales at NAV (in millions of dollars)        $ 1,303    $ 1,297   $ 1,145   $ 1,446   $ 2,356   $ 1,409
                                                               ========   ========  ========  ========  ========  ========
Variable Annuity Premiums & Deposits (in millions of dollars)  $   127    $   210   $   169   $   233   $   302   $   379

Branches                                                           380        372       373       371       371       367
ATM-only locations                                                  69         53        54        52        54        52
Proprietary ATMs                                                 2,163      2,063     2,050     2,050     2,050     2,047



                                                              2Q 2000 VS.          YTD          YTD           YTD 2Q 2000 VS.
                                                          2Q 1999 INCREASE/         2Q           2Q        YTD 2Q 1999 INCREASE/
                                                             (DECREASE)            1999         2000            (DECREASE)
                                                          -----------------      --------     --------     ---------------------
Total Revenues, Net of Interest Expense                          10%             $ 1,023      $ 1,145               12%
Adjusted Operating Expenses                                       2%                 684          667               (2%)
Provision for Loan Losses                                       (53%)                 38           16              (58%)
                                                                                 --------     --------
Core Income Before Taxes                                         30%                 301          462               53%
Income Taxes                                                     24%                 128          187               46%
                                                                                 --------     --------
Core Income                                                      35%             $   173      $   275               59%
                                                                                 ========     ========

Average Assets (in billions of dollars)                         (10%)               $ 10          $ 9              (10%)
                                                                                 ========     ========
Return on Assets                                                                   3.49%        6.14%
                                                                                 ========     ========

Average Loans (in billions of dollars)                           (7%)            $   7.6      $   7.2              (5%)
Average Customer Deposits (in billions of dollars)                5%             $  41.9      $  43.9               5%
EOP Accounts (in millions)                                        7%

Non-Interest Revenue as % of Total Revenues                                        26.7%        27.0%

Net Credit Loss Ratio

Loans 90+Days Past Due:
    In millions of dollars                                      (64%)
    %

Proprietary Mutual Funds / UIT                                  (31%)            $   366      $   497              36%
Proprietary Money Market Funds                                   72%                 842        1,694             101%
                                                                                 --------     --------
Total Proprietary Funds                                          40%               1,208        2,191              81%
Third Party Funds                                               (16%)              1,392        1,574              13%
                                                                                 --------     --------
Mutual Fund / UIT Sales at NAV                                    9%             $ 2,600      $ 3,765             45%
(in millions of dollars)                                                         ========     ========

Variable Annuity Premiums & Deposits                             80%             $   337      $   681             102%
(in millions of dollars)

Branches                                                         (1%)
ATM-only locations                                               (2%)
Proprietary ATMs                                                 (1%)



GLOBAL CONSUMER - BANKING/LENDING
MORTGAGE BANKING (1)
(In millions of dollars)

                                                       1Q        2Q        3Q         4Q        1Q         2Q
                                                      1999      1999      1999       1999      2000       2000
                                                     -------   -------   -------    -------   -------   -------
Total Revenues, Net of Interest Expense               $ 169     $ 183     $ 199      $ 196     $ 204     $ 206
Adjusted Operating Expenses                              61        84        93         91        91        94
Provision for Loan Losses                                 3         5         2          7         5        (4)
                                                     -------   -------   -------    -------   -------   -------
Core Income Before Taxes and Minority Interest          105        94       104         98       108       116
Income Taxes                                             41        37        41         38        42        44
Minority Interest, Net of Tax                             5         5         4          5         5         6
                                                     =======   =======   =======    =======   =======   =======
Core Income                                            $ 59      $ 52      $ 59       $ 55      $ 61      $ 66
                                                     =======   =======   =======    =======   =======   =======

Average Assets (in billions of dollars)                $ 28      $ 29      $ 29       $ 31      $ 33      $ 35
                                                     =======   =======   =======    =======   =======   =======
Return on Assets                                      0.85%     0.72%     0.81%      0.70%     0.74%     0.76%
                                                     =======   =======   =======    =======   =======   =======
EOP ACCOUNTS OWNED AND SERVICED:
Student Loans                                           2.2       2.3       2.5        2.7       2.8       3.0
Mortgages                                               0.5       0.6       0.6        0.6       0.6       0.8
Consumer Finance                                        0.1       0.1       0.1        0.1       0.1       0.1
                                                     -------   -------   -------    -------   -------   -------
    Total                                               2.8       3.0       3.2        3.4       3.5       3.9
                                                     =======   =======   =======    =======   =======   =======

TOTAL OWNED AND SERVICED AVERAGE LOANS
(IN BILLION OF DOLLARS):
Mortgages (2)                                        $ 16.4    $ 17.0    $ 17.2     $ 17.6    $ 18.9    $ 20.3
Student Loans                                           9.2       9.2       9.3       10.6      11.6      12.3
Consumer Finance                                        1.0       1.1       0.6        0.4       0.4       0.5
                                                     -------   -------   -------    -------   -------   -------
    Average Loans - On Balance Sheet                   26.6      27.3      27.1       28.6      30.9      33.1
Other Serviced Loans                                   40.5      46.4      51.0       52.5      54.1      59.9
                                                     -------   -------   -------    -------   -------   -------
    Total                                            $ 67.1    $ 73.7    $ 78.1     $ 81.1    $ 85.0    $ 93.0
                                                     =======   =======   =======    =======   =======   =======

Mortgage Originations (in billions of dollars)        $ 3.8     $ 4.9     $ 4.7      $ 4.9     $ 3.4     $ 4.8
Student Loan Originations                             $ 0.7     $ 0.3     $ 0.7      $ 0.6     $ 1.0     $ 0.7
Consumer Finance Originations                         $ 0.2     $ 0.3     $ 0.2      $ 0.2     $ 0.2     $ 0.3


Net Credit Loss Ratio                                 0.20%     0.17%     0.12%      0.15%     0.14%     0.05%

Loans 90+ Days Past Due:
    In millions of dollars                            $ 610     $ 575     $ 629      $ 696     $ 719     $ 709
    %                                                 2.29%     2.09%     2.28%      2.31%     2.29%     1.98%



                                                    2Q 2000 VS.           YTD           YTD              YTD 2Q 2000 VS.
                                                  2Q 1999 INCREASE/       2Q            2Q           YTD 2Q 1999 INCREASE/
                                                      (DECREASE)         1999          2000               (DECREASE)
                                                  -----------------     -------      --------      ------------------------
Total Revenues, Net of Interest Expense                  13%              $ 352        $ 410              16%
Adjusted Operating Expenses                              12%                145          185              28%
Provision for Loan Losses                              (180%)                 8            1             (88%)
                                                                        -------      -------
Core Income Before Taxes and Minority Interest           23%                199          224              13%
Income Taxes                                             19%                 78           86              10%
Minority Interest, Net of Tax                            20%                 10           11              10%
                                                                         =======      =======
Core Income                                              27%              $ 111        $ 127              14%
                                                                         =======      =======

Average Assets (in billions of dollars)                  21%              $  29        $  34              17%
                                                                         =======      =======
Return on Assets                                                          0.77%        0.75%
                                                                         =======      =======
EOP ACCOUNTS OWNED AND SERVICED:
Student Loans                                            30%
Mortgages                                                33%
Consumer Finance                                          -

    Total                                                30%


TOTAL OWNED AND SERVICED AVERAGE LOANS
(IN BILLION OF DOLLARS):
Mortgages (2)                                            19%              $ 16.7       $ 19.6             17%
Student Loans                                            34%                 9.2         11.9             29%
Consumer Finance                                        (55%)                1.1          0.5            (55%)
                                                                          -------      -------
    Average Loans - On Balance Sheet                     21%                27.0         32.0             19%
Other Serviced Loans                                     29%                43.5         57.0             31%
                                                                          -------      -------
    Total                                                26%              $ 70.5       $ 89.0             26%
                                                                          =======      =======

Mortgage Originations (in billions of dollars)           (2%)             $  8.7       $  8.2             (6%)
Student Loan Originations                                133%             $  1.0       $  1.7             70%
Consumer Finance Originations                             -               $  0.5       $  0.5               -


Net Credit Loss Ratio

Loans 90+ Days Past Due:
    In millions of dollars                               23%
    %


(1) Includes Student Loans.
(2) Includes loans held for sale.


GLOBAL CONSUMER - BANKING/LENDING
NORTH AMERICA CARDS (1)
(In millions of dollars)


                                                        1Q         2Q         3Q         4Q         1Q          2Q
                                                       1999       1999       1999       1999       2000        2000
                                                     --------   --------   --------   --------   --------   --------
Adjusted Revenues, Net of Interest Expense           $ 1,961    $ 1,980    $ 1,971    $ 2,042    $ 1,996    $ 1,969
Adjusted Operating Expenses                              710        712        697        726        728        720
Adjusted Provision for Loan Losses (2)                   811        825        797        801        799        758
                                                     --------   --------   --------   --------   --------   --------
Core Income Before Taxes                                 440        443        477        515        469        491
Income Taxes                                             162        164        176        190        173        183
                                                     --------   --------   --------   --------   --------   --------
Core Income                                          $   278    $   279    $   301    $   325    $   296    $   308
                                                     ========   ========   ========   ========   ========   ========

Managed Average Assets (in billions of dollars)      $    73    $    75    $    76    $    76    $    78    $    81
                                                     ========   ========   ========   ========   ========   ========
Return on Managed Assets                               1.54%      1.49%      1.57%      1.70%      1.53%      1.53%
                                                     ========   ========   ========   ========   ========   ========

U.S. BANKCARDS DATA :
(in billions of dollars)

Net Interest Revenue (in millions of dollars) (3)    $ 1,501    $ 1,455    $ 1,470    $ 1,480    $ 1,460    $ 1,393
% of Average Managed Loans                             9.04%      8.40%      8.37%      8.37%      8.12%      7.45%

Risk Adjusted Margin (in millions of dollars) (4)    $ 1,071    $ 1,076    $ 1,098    $ 1,162    $ 1,101    $ 1,125
% of Average Managed Loans                             6.45%      6.21%      6.25%      6.57%      6.13%      6.02%

Adjusted Operating Expenses as % of
Average Managed Loans                                  3.79%      3.67%      3.53%      3.68%      3.58%      3.44%

End of Period Managed Receivables                     $ 69.4     $ 70.3     $ 70.7     $ 74.2     $ 73.3    $  79.1
Total EOP Open Accounts (in millions)                   41.4       41.1       40.6       40.6       40.8       42.1
Total Sales                                           $ 36.8     $ 40.8     $ 40.9     $ 43.8     $ 42.3    $  48.4


END OF PERIOD LOANS:
    On Balance Sheet                                 $  19.4    $  20.0    $  19.1    $  22.7    $  23.0    $  28.6
    Securitized                                         46.7       47.4       48.5       49.0       48.0       44.8
    Held for Sale                                        2.9        2.8        2.5        2.0        2.0        5.0
                                                     --------   --------   --------   --------   --------   --------
         Total                                       $  69.0    $  70.2    $  70.1    $  73.7    $  73.0    $  78.4
                                                     ========   ========   ========   ========   ========   ========

AVERAGE LOANS:
    On Balance Sheet                                 $  20.2    $  20.0    $  19.3    $  19.5    $  22.1    $  26.4
    Securitized                                         44.3       46.7       47.9       48.6       48.2       45.8
    Held for Sale                                        2.9        2.8        2.5        2.0        2.0        3.0
                                                     --------   --------   --------   --------   --------   --------
         Total                                       $  67.4    $  69.5    $  69.7    $  70.1    $  72.3    $  75.2
                                                     ========   ========   ========   ========   ========   ========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    On Balance Sheet                                 $   196    $   233    $   221    $   224    $   263    $   271
    Securitized                                          556        541        525        537        499        441
    Held for Sale                                         32         29         27         22         20         28
                                                     --------   --------   --------   --------   --------   --------
         Total                                       $   784    $   803    $   773    $   783    $   782    $   740
                                                     ========   ========   ========   ========   ========   ========

Coincident Net Credit Loss Ratio                       4.72%      4.63%      4.40%      4.43%      4.35%      3.96%
12 Month Lagged Net Credit Loss Ratio (5)              5.34%      5.12%      4.77%      4.59%      4.36%      4.19%

LOANS 90+ DAYS PAST DUE:
    In millions of dollars                           $ 1,007    $   954    $   995    $ 1,061    $ 1,058    $   922
    %                                                  1.46%      1.36%      1.42%      1.44%      1.45%      1.18%


                                                       YTD 2Q 2000 VS.          YTD           YTD               YTD 2Q 2000
                                                       2Q 1999 INCREASE/         2Q            2Q          YTD 2 Q 1999 INCREASE/
                                                           (DECREASE)           1999          2000              (DECREASE)
                                                       ------------------      --------      --------    ---------------------
Adjusted Revenues, Net of Interest Expense                   (1%)               $ 3,941      $ 3,965              1%
Adjusted Operating Expenses                                    1%                 1,422        1,448              2%
Adjusted Provision for Loan Losses (2)                       (8%)                 1,636        1,557            (5%)
                                                                               --------     --------
Core Income Before Taxes                                      11%                   883          960              9%
Income Taxes                                                  12%                   326          356              9%
                                                                               --------     --------
Core Income                                                   10%               $   557      $   604              8%
                                                                               ========     ========

Managed Average Assets (in billions of dollars)                8%                  $ 74         $ 80              8%
                                                                               ========     ========
Return on Managed Assets                                                          1.52%       1.52%
                                                                               ========     ========

U.S. BANKCARDS DATA :
(in billions of dollars)

Net Interest Revenue (in millions of dollars) (3)            (4%)               $ 2,956      $ 2,853
% of Average Managed Loans                                                        8.71%        7.78%

Risk Adjusted Margin (in millions of dollars) (4)              5%               $ 2,147      $ 2,226
% of Average Managed Loans                                                        6.33%        6.07%

Adjusted Operating Expenses as % of                                               3.73%        3.51%
Average Managed Loans

End of Period Managed Receivables                             13%
Total EOP Open Accounts (in millions)                          2%
Total Sales                                                   19%               $  77.6      $  90.7


END OF PERIOD LOANS:
    On Balance Sheet                                          43%
    Securitized                                              (5%)
    Held for Sale                                             79%

         Total                                                12%


AVERAGE LOANS:
    On Balance Sheet                                          32%               $  20.1      $  24.2
    Securitized                                              (2%)               $  45.5      $  47.0
    Held for Sale                                              7%               $   2.9      $   2.5

         Total                                                 8%               $  68.5      $  73.7
                                                                               ========     ========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    On Balance Sheet                                          16%               $   429      $   534
    Securitized                                             (18%)                 1,097          940
    Held for Sale                                            (3%)                    61           48
                                                                               --------     --------
         Total                                               (8%)               $ 1,587      $ 1,522
                                                                               ========     ========

Coincident Net Credit Loss Ratio
12 Month Lagged Net Credit Loss Ratio (5)

LOANS 90+ DAYS PAST DUE:
    In millions of dollars                                  (3%)
    %

(1) Includes U.S. Bankcards, North America Diners Club, and Canada Bankcards.
(2) On a managed basis.
(3)  Includes delinquency and other risk-based charges.
(4)  Risk Adjusted Margin is adjusted revenues less net credit losses.
(5) Adjusted for acquisitions.

GLOBAL CONSUMER - BANKING/LENDING
CITIFINANCIAL
(In millions of dollars)

                                                                1Q            2Q            3Q            4Q            1Q
                                                               1999          1999          1999          1999          2000
                                                          ----------   -----------   -----------   -----------   -----------

Total Revenues, Net of Interest Expense*                      $ 361         $ 396         $ 421         $ 441         $ 462
Adjusted Operating Expenses                                     144           154           133           186           188
Provision for Benefits, Claims, and Credit Losses               104           117            77            87            97
                                                          ----------   -----------   -----------   -----------   -----------
Core Income Before Taxes                                        113           125           211           168           177
Income Taxes                                                     42            47            76            60            65

                                                          ==========   ===========   ===========   ===========   ===========
Core Income                                                    $ 71          $ 78         $ 135         $ 108         $ 112
                                                          ==========   ===========   ===========   ===========   ===========
Average Assets (in billions of dollars)                        $ 14          $ 15          $ 16          $ 18          $ 18
                                                          ==========   ===========   ===========   ===========   ===========
Return on Assets                                              2.06%         2.09%         3.35%         2.38%         2.50%
                                                          ==========   ===========   ===========   ===========   ===========


NET RECEIVABLES:
      Real estate-secured loans (1)                       $ 7,179.5     $ 7,699.2     $ 8,439.6     $ 9,031.6     $ 9,354.6
      Personal loans (2)                                    4,647.2       4,886.2       5,102.5       5,319.7       5,408.3
      Sales finance and other                               1,033.8       1,032.1       1,069.7       1,152.0       1,232.5
                                                          ----------   -----------   -----------   -----------   -----------
           Consumer finance receivables,
              net of unearned finance charges              12,860.5      13,617.5      14,611.8      15,503.3      15,995.4
      Accrued interest receivable                              99.3         106.5         121.7         133.2         126.5
      Allowance for credit losses                            (388.7)       (436.4)       (424.1)       (407.8)       (423.4)
                                                          ----------   -----------   -----------   -----------   -----------
           Consumer finance receivables, net               12,571.1    $ 13,287.6    $ 14,309.4    $ 15,228.7    $ 15,698.5
                                                          ==========   ===========   ===========   ===========   ===========

Number of offices                                             1,143         1,177         1,173         1,174         1,182

Average yield (3)                                            14.38%        14.48%        14.58%        14.35%        14.09%
Average net interest margin (3)                               8.84%         8.99%         9.01%         8.66%         8.37%
Net credit loss ratio (3)                                     2.38%         2.14%         2.00%         2.19%         1.92%
Reserves as % of net receivables                              3.02%         3.20%         2.90%         2.63%         2.65%

Loans 90+ Days Past Due:
      In millions of dollars (3)                                183           172           186           203           216
      %                                                       1.42%         1.26%         1.27%         1.31%         1.33%

(1) Includes fully secured $.M.A.R.T. receivables,
      as follows:                                         $ 2,817.6     $ 3,117.4     $ 3,415.7     $ 3,766.0     $ 4,106.1
(2) Includes $.A.F.E. and partially secured $.M.A.R.T.
      receivables, as follows:                              $ 337.9       $ 334.2       $ 331.2       $ 329.6       $ 319.1
(3) Includes loans held for sale

                                                                        2Q 2000 VS.       YTD       YTD         YTD 2Q 2000 VS.
                                                               2Q    2Q 1999 INCREASE/     2Q        2Q      YTD 2Q 1999 INCREASE/
                                                              2000       (DECREASE)       1999      2000          (DECREASE)
                                                       -----------   -----------------   -------   -------   ---------------------

Total Revenues, Net of Interest Expense*                    $ 474           20%           $ 757     $ 936             24%
Adjusted Operating Expenses                                   187           21%             298     $ 375             26%
Provision for Benefits, Claims, and Credit Losses             102          (13%)            221     $ 199            (10%)
                                                       -----------                       -------   -------
Core Income Before Taxes                                      185           48%             238       362             52%
Income Taxes                                                  68            45%              89     $ 133             49%
                                                                                         -------   -------
                                                       ===========
Core Income                                                 $ 117           50%           $ 149     $ 229             54%
                                                       ===========                       =======   =======
Average Assets (in billions of dollars)                      $ 19           27%            $ 15      $ 19             27%
                                                       ===========                       =======   =======
Return on Assets                                            2.48%                         2.00%     2.42%
                                                       ===========                       =======   =======


NET RECEIVABLES:
      Real estate-secured loans (1)                     $ 9,806.0           27%
      Personal loans (2)                                  5,626.6           15%
      Sales finance and other                             1,264.0           22%
                                                       -----------
           Consumer finance receivables,
              net of unearned finance charges            16,696.6           23%
      Accrued interest receivable                           134.7           26%
      Allowance for credit losses                          (423.4)          (3%)
                                                       -----------
           Consumer finance receivables, net           $ 16,407.9           23%
                                                       ===========

Number of offices                                           1,212            3%

Average yield (3)                                          14.05%                        14.43%    14.07%
Average net interest margin (3)                             8.16%                         8.92%     8.26%
Net credit loss ratio (3)                                   1.93%                         2.26%     1.93%
Reserves as % of net receivables                            2.54%

Loans 90+ Days Past Due:
      In millions of dollars (3)                              229           33%
      %                                                     1.32%

(1) Includes fully secured $.M.A.R.T. receivables,
      as follows:                                       $ 4,415.7           42%
(2) Includes $.A.F.E. and partially secured $.M.A.R.T.
      receivables, as follows:                            $ 315.7           (6%)
(3) Includes loans held for sale

* Excludes realized gains on investments

GLOBAL CONSUMER - INSURANCE
TRAVELERS LIFE AND ANNUITY
(In millions of dollars)


                                                               1Q            2Q            3Q             4Q            1Q
                                                              1999          1999          1999           1999          2000
                                                         -----------   -----------   -----------    -----------   -----------

REVENUES, NET OF INTEREST EXPENSE *                      $      771    $      867    $      869     $      887    $    1,010

CORE INCOME                                              $      147    $      173    $      168     $      135    $      187

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                     $     88.4    $    105.5    $     93.0     $     86.1    $    107.8
Group annuities                                                59.9          77.3          77.1           65.2          92.1
Life and long term care insurance                              39.8          50.5          43.9           39.8          59.4
Other (includes run-off and return on excess capital)          33.0          28.8          39.3           17.4          20.3
                                                         -----------   -----------   -----------    -----------   -----------
         Total                                           $    221.1    $    262.1    $    253.3     $    208.5    $    279.6
                                                         ===========   ===========   ===========    ===========   ===========

INDIVIDUAL ANNUITIES:
Net written premiums & deposits:
     Fixed                                               $    194.2    $    249.7    $    271.0     $    292.6    $    293.5
     Variable                                                 975.7       1,048.3       1,089.8        1,151.3       1,245.0
     Individual Payout                                         20.6          15.9          20.9           21.4          20.5
                                                         -----------   -----------   -----------    -----------   -----------
        Total                                            $  1,190.5    $  1,313.9    $  1,381.7     $  1,465.3    $  1,559.0
                                                         ===========   ===========   ===========    ===========   ===========

Policyholder account balances & benefit reserves: (1)
     Fixed                                               $  7,839.3    $  7,874.2    $  7,958.5     $  7,993.6    $  7,911.3
     Variable                                              14,172.9      15,770.8      15,897.0       19,310.6      21,072.7
     Individual Payout                                        599.6         604.4         611.8          617.3         619.6
                                                         -----------   -----------   -----------    -----------   -----------
        Total                                            $ 22,611.8    $ 24,249.4    $ 24,467.3     $ 27,921.5    $ 29,603.6
                                                         ===========   ===========   ===========    ===========   ===========

GROUP ANNUITIES:
Net written premiums & deposits (2)                      $  1,859.6    $  1,609.2    $  1,212.3     $    937.5    $  1,456.9
Policyholder account balances & benefit reserves: (1)
     GICs and other investment contracts                 $  9,766.4    $ 10,982.9    $ 10,917.7     $ 10,753.8    $ 11,087.0
     Payout group annuities                                 4,175.1       4,236.9       4,284.9        4,362.7       4,514.9
                                                         -----------   -----------   -----------    -----------   -----------
         Total                                           $ 13,941.5    $ 15,219.8    $ 15,202.6     $ 15,116.5    $ 15,601.9
                                                         ===========   ===========   ===========    ===========   ===========

INDIVIDUAL LIFE INSURANCE:
Net written premiums and deposits:
     Direct periodic premiums and deposits               $     84.5    $     86.7    $     88.3     $    149.2    $    116.7
     Single premium deposits                                   16.2          20.8          17.2           30.0          18.3
     Reinsurance                                              (16.8)        (17.8)        (17.9)         (18.5)        (19.1)
                                                         -----------   -----------   -----------    -----------   -----------
         Total                                           $     83.9    $     89.7    $     87.6     $    160.7    $    115.9
                                                         ===========   ===========   ===========    ===========   ===========

Policyholder account balances & benefit reserves         $  2,468.3    $  2,511.0    $  2,535.3     $  2,682.0    $  2,755.3

Life insurance in force (in billions, face amt.)         $     56.6    $     57.7    $     58.4     $     60.6    $     61.7

Life insurance issued (in billions, face amt.)           $      2.5    $      2.4    $      2.0     $      3.8    $      2.7


ALL BUSINESSES:
Net investment income (pretax)                           $    525.4    $    578.8    $    593.2     $   579.1     $    594.9
Interest credited to contractholders                     $    225.7    $    230.9    $    239.0     $   241.4     $    244.7

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
     Statutory capital and surplus                       $  4,955.9    $  4,976.9    $  5,010.2     $  5,027.3    $  5,011.2
     Surplus to liabilities ratio                             19.8%         19.5%         20.2%          21.2%         20.5%

                                                                      2Q 2000 VS.         YTD         YTD        YTD 2Q 2000 VS.
                                                             2Q    2Q 1999 INCREASE/       2Q          2Q     YTD 2Q 1999 INCREASE/
                                                            2000       (DECREASE)         1999        2000         (DECREASE)
                                                      -----------  -----------------  ----------  ----------  ---------------------

REVENUES, NET OF INTEREST EXPENSE *                   $      983          13%         $   1,638   $   1,993            22%

CORE INCOME                                           $      202          17%         $     320   $     389            22%

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                  $    117.9          12%         $   193.9   $   225.7            16%
Group annuities                                            114.6          48%             137.2       206.7            51%
Life and long term care insurance                           55.9          11%              90.3       115.3            28%
Other (includes run-off and return on excess capital)       13.0         (55%)             61.8        33.3           (46%)
                                                      -----------                     ----------  ----------
         Total                                        $    301.4          15%         $   483.2   $   581.0            20%
                                                      ===========                     ==========  ==========

INDIVIDUAL ANNUITIES:
Net written premiums & deposits:
     Fixed                                            $    302.6          21%         $   443.9   $   596.1            34%
     Variable                                            1,258.5          20%           2,024.0     2,503.5            24%
     Individual Payout                                      21.7          36%              36.5        42.2            16%
                                                      -----------                     ----------  ----------
        Total                                         $  1,582.8          20%         $ 2,504.4   $ 3,141.8            25%
                                                      ===========                     ==========  ==========

Policyholder account balances & benefit reserves: (1)
     Fixed                                            $  7,904.0           -
     Variable                                           21,013.2          33%
     Individual Payout                                     626.2           4%
                                                      -----------
        Total                                         $ 29,543.4          22%
                                                      ===========

GROUP ANNUITIES:
Net written premiums & deposits (2)                   $  1,439.1         (11%)        $ 3,468.8   $ 2,896.0           (17%)
Policyholder account balances & benefit reserves: (1)
     GICs and other investment contracts              $ 11,204.2           2%
     Payout group annuities                              4,624.0           9%
                                                      -----------
         Total                                        $ 15,828.2           4%
                                                      ===========

INDIVIDUAL LIFE INSURANCE:
Net written premiums and deposits:
     Direct periodic premiums and deposits            $    113.4          31%        $    171.2  $    230.1            34%
     Single premium deposits                                21.0           1%              37.0        39.3             6%
     Reinsurance                                           (20.3)         14%             (34.6)      (39.4)           14%
                                                      -----------                    ----------  ----------
         Total                                        $    114.1          27%        $    173.6  $    230.0            32%
                                                      ===========                    ==========  ==========

Policyholder account balances & benefit reserves      $  2,801.9          12%

Life insurance in force (in billions, face amt.)          $ 63.2          10%

Life insurance issued (in billions, face amt.)             $ 3.0          25%             $ 4.9       $ 5.7            16%


ALL BUSINESSES:
Net investment income (pretax)                        $    639.1          10%        $  1,104.2  $  1,234.0            12%
Interest credited to contractholders                  $    248.7           8%        $    456.6  $    493.4             8%

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
     Statutory capital and surplus                    $  4,977.4           -
     Surplus to liabilities ratio                          20.3%


      (1) Includes general account, separate accounts and managed funds.
      (2) Excludes deposits of $24.0 and $41.0 in the first and second quarters of 2000 and $23.2, $416.0, $70.0 and $71.0 in the 1999
          first, second, third and fourth quarters, related to Travelers plans previously managed externally.

      * Excludes realized gains on investments

GLOBAL CONSUMER - INSURANCE
PRIMERICA FINANCIAL SERVICES
(In millions of dollars)


                                                         1Q         2Q         3Q         4Q           1Q            2Q
                                                        1999       1999       1999       1999         2000          2000
                                                      --------   --------   --------   --------   ----------   ----------

REVENUES, NET OF INTEREST EXPENSE *                     $ 432      $ 443      $ 444      $ 456        $ 472        $ 479

CORE INCOME
    Life insurance                                       $ 86       $ 89       $ 88       $ 84         $ 87         $ 93
    Other financial products                               24         24         26         31           32           32
                                                      --------   --------   --------   --------   ----------   ----------
         Total core income                              $ 110      $ 113      $ 114      $ 115        $ 119        $ 125
                                                      ========   ========   ========   ========   ==========   ==========

LIFE INSURANCE Face value (in billions) of:
  Life insurance issued                                $ 13.6     $ 15.5     $ 12.4     $ 14.7       $ 15.0       $ 18.5
  Life insurance in force                             $ 386.3    $ 391.7    $ 392.8    $ 394.9      $ 397.8      $ 403.6

Annualized issued premiums                             $ 42.4     $ 48.4     $ 39.3     $ 43.4       $ 44.1       $ 54.1
Direct premiums                                       $ 315.2    $ 321.0    $ 320.5    $ 322.9      $ 324.5      $ 330.9
Earned premiums                                       $ 267.1    $ 268.6    $ 264.8    $ 270.8      $ 270.6      $ 277.4

OTHER PRODUCTS Mutual fund sales at NAV:
    Proprietary                                       $ 407.7    $ 453.1    $ 393.7    $ 389.3      $ 465.0      $ 468.7
    Other funds                                         233.5      277.3      257.6      307.6        497.1        552.5
                                                      --------   --------   --------   --------   ----------   ----------
         Total U.S. mutual fund sales                   641.2      730.4      651.3      696.9        962.1      1,021.2
    Mutual fund sales - Canada                          143.2       76.2       86.1       98.2        228.8        128.0
                                                      --------   --------   --------   --------   ----------   ----------
         Total mutual fund sales                      $ 784.4    $ 806.6    $ 737.4    $ 795.1    $ 1,190.9    $ 1,149.2
                                                      ========   ========   ========   ========   ==========   ==========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)    $ 419.2    $ 492.7    $ 488.3    $ 519.8      $ 492.0      $ 475.6

Variable annuity net written premiums and deposits    $ 223.4    $ 278.6    $ 247.6    $ 240.5      $ 249.9      $ 248.0

AGENTS LICENSED FOR:
    Life insurance                                     79,738     79,251     77,259     79,809       79,818       82,288
    Mutual funds                                       27,129     27,053     26,873     24,566       25,570       25,968
    $.M.A.R.T. / $.A.F.E. loans                       129,556    118,762    108,377     95,816       93,055       99,481
    Variable annuities                                 13,816     14,497     16,042     16,424       16,453       16,692
    Long term care                                          -          -      3,419      6,540        8,010        7,785
    Home  &  auto insurance                            15,102     14,734     15,425     14,284       13,238       13,038

Financial Needs Analyses submitted                    142,451    122,958    111,136    113,748      110,900      109,451

                                                           2Q 2000 VS.          YTD          YTD          YTD 2Q 2000 VS.
                                                       2Q 1999 INCREASE/        2Q           2Q       YTD 2Q 1999 INCCREASE/
                                                           (DECREASE)          1999         2000           (DECREASE)
                                                       -----------------   ----------   ----------    ----------------------

REVENUES, NET OF INTEREST EXPENSE *                            8%              $ 875        $ 951              9%

CORE INCOME
    Life insurance                                             4%              $ 175        $ 180              3%
    Other financial products                                  33%                 48           64              33%
                                                                           ----------   ----------
         Total core income                                    11%              $ 223        $ 244              9%
                                                                           ==========   ==========

LIFE INSURANCE Face value (in billions) of:
  Life insurance issued                                       19%             $ 29.1       $ 33.5              15%
  Life insurance in force                                      3%            $ 391.7      $ 403.6              3%

Annualized issued premiums                                    12%             $ 90.8       $ 98.2              8%
Direct premiums                                                3%            $ 636.2      $ 655.4              3%
Earned premiums                                                3%            $ 535.7      $ 548.0              2%

OTHER PRODUCTS Mutual fund sales at NAV:
    Proprietary                                                3%            $ 860.8      $ 933.7              8%
    Other funds                                               99%              510.8      1,049.6             105%
                                                                           ----------   ----------
         Total U.S. mutual fund sales                         40%            1,371.6      1,983.3              45%
    Mutual fund sales - Canada                                68%              219.4        356.8              63%
                                                                           ----------   ----------
         Total mutual fund sales                              42%          $ 1,591.0    $ 2,340.1              47%
                                                                           ==========   ==========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)            (3%)           $ 911.9      $ 967.6              6%

Variable annuity net written premiums and deposits           (11%)           $ 502.0      $ 497.9             (1%)

AGENTS LICENSED FOR:
    Life insurance                                             4%
    Mutual funds                                              (4%)
    $.M.A.R.T. / $.A.F.E. loans                              (16%)
    Variable annuities                                        15%
    Long term care                                             NM
    Home  &  auto insurance                                  (12%)

Financial Needs Analyses submitted                           (11%)          265,409       220,351             (17%)


(1) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS; the receivables are reflected in the assets of CitiFinancial.



* Excludes realized gains on investments

NM Not Meaningful

GLOBAL CONSUMER - INSURANCE
TRAVELERS PROPERTY CASUALTY - PERSONAL LINES
(In millions of dollars)



                                                        1Q         2Q         3Q         4Q         1Q          2Q
                                                       1999       1999       1999       1999       2000        2000
                                                     --------   --------   --------   --------   --------   --------

REVENUES, NET OF INTEREST EXPENSE *                  $   983    $ 1,005    $ 1,018    $ 1,037    $ 1,027    $ 1,041

CORE INCOME (1)                                      $    83    $    79    $    23    $    94    $    75    $    82

NET WRITTEN PREMIUMS BY PRODUCT LINE: (2)
Auto                                                 $ 619.6    $ 597.0    $ 581.1    $ 571.0    $ 583.3    $ 607.7
Homeowners and other                                   363.8      353.9      370.6      347.8      306.4      375.7
                                                     --------   --------   --------   --------   --------   --------
    Total net written premiums    (a)                $ 983.4    $ 950.9    $ 951.7    $ 918.8    $ 889.7    $ 983.4
                                                     ========   ========   ========   ========   ========   ========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL: (2)
Independent agents                                   $ 791.6    $ 750.6    $ 743.0    $ 721.2    $ 710.2    $ 790.4
Affinity group marketing                                83.0       84.5       92.1       93.7       97.3      101.6
SECURE                                                  57.2       62.6       58.5       46.3       30.8       26.4
Joint marketing arrangements                            51.6       53.2       58.1       57.6       51.4       65.0
                                                     --------   --------   --------   --------   --------   --------
    Total net written premiums    (a)                $ 983.4    $ 950.9    $ 951.7    $ 918.8    $ 889.7    $ 983.4
                                                     ========   ========   ========   ========   ========   ========

STATUTORY RATIO DEVELOPMENT:
Earned premiums   (b)                                $ 892.1    $ 905.1    $ 915.5    $ 921.6    $ 910.3    $ 920.0

Losses and loss adjustment expenses  (c)               594.3      627.1      702.7      619.8      656.4      668.1
Other underwriting expenses   (d)                      269.8      242.5      258.7      244.7      239.8      251.2
                                                     --------   --------   --------   --------   --------   --------
    Total deductions                                   864.1      869.6      961.4      864.5      896.2      919.3
                                                     --------   --------   --------   --------   --------   --------
Statutory underwriting gain/(loss)                   $  28.0    $  35.5    $ (45.9)   $  57.1    $  14.1    $   0.7
                                                     ========   ========   ========   ========   ========   ========

STATUTORY COMBINED RATIO: (2)
Loss and loss adjustment expense ratio  (c / b)        66.6%      69.3%      76.8%      67.3%      72.1%      72.6%
Other underwriting expense ratio   (d / a)             27.4%      25.5%      27.2%      26.6%      27.0%      25.5%
                                                     --------   --------   --------   --------   --------   --------
    Combined ratio                                     94.0%      94.8%     104.0%      93.9%      99.1%      98.1%
                                                     ========   ========   ========   ========   ========   ========

Net investment income (pre-tax)                      $  90.4    $  98.8    $ 102.0    $ 109.0    $ 112.6    $ 114.6
Effective tax rate on net investment income            27.2%      27.7%      28.4%      28.9%      29.3%      29.5%
Catastrophe losses, net of reinsurance (after-tax)   $   8.1    $  23.2    $  48.2    $     -    $  30.4    $  17.2


                                                        2Q 2000 VS.          YTD          YTD         YTD 2Q 2000 VS.
                                                     2Q 1999 INCREASE/        2Q           2Q      YTD 2Q 1999 INCREASE/
                                                        (DECREASE)           1999         2000          (DECREASE)
                                                     -----------------   ----------   ----------   ---------------------

REVENUES, NET OF INTEREST EXPENSE *                          4%          $   1,988    $   2,068               4%

CORE INCOME (1)                                              4%          $     162    $     157              (3%)

NET WRITTEN PREMIUMS BY PRODUCT LINE: (2)
Auto                                                         2%          $ 1,216.6    $ 1,191.0              (2%)
Homeowners and other                                         6%              717.7        682.1              (5%)
                                                                         ----------   ----------
    Total net written premiums    (a)                        3%          $ 1,934.3    $ 1,873.1              (3%)
                                                                         ==========   ==========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL: (2)
Independent agents                                           5%          $ 1,542.2    $ 1,500.6              (3%)
Affinity group marketing                                    20%              167.5        198.9               19%
SECURE                                                     (58%)             119.8         57.2              (52%)
Joint marketing arrangements                                22%              104.8        116.4               11%
                                                                         ----------   ----------
    Total net written premiums    (a)                        3%          $ 1,934.3    $ 1,873.1              (3%)
                                                                         ==========   ==========

STATUTORY RATIO DEVELOPMENT:
Earned premiums   (b)                                        2%          $ 1,797.2    $ 1,830.3               2%

Losses and loss adjustment expenses  (c)                     7%            1,221.4      1,324.5               8%
Other underwriting expenses   (d)                            4%              512.3        491.0              (4%)
                                                                         ----------   ----------
    Total deductions                                         6%            1,733.7      1,815.5               5%
                                                                         ----------   ----------
Statutory underwriting gain/(loss)                         (98%)         $    63.5    $    14.8              (77%)
                                                                         ==========   ==========

STATUTORY COMBINED RATIO: (2)
Loss and loss adjustment expense ratio  (c / b)                              68.0%        72.4%
Other underwriting expense ratio   (d / a)                                   26.5%        26.2%
                                                                         ----------   ----------
    Combined ratio                                                           94.5%        98.6%
                                                                         ==========   ==========

Net investment income (pre-tax)                             16%          $   189.2    $   227.2               20%
Effective tax rate on net investment income                                  27.5%        29.4%
Catastrophe losses, net of reinsurance (after-tax)         (26%)         $    31.3    $    47.6               52%


(1) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. The 2000 second quarter and six months core income reflects the elimination of the minority interest and the additional goodwill as a result of the completed tender offer.
(2) The 1999 first quarter and six months net written premiums include an adjustment associated with a reinsurance transaction, which increased homeowners premiums written by independent agents by $71.7 million. Excluding this transaction, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 1999 first quarter were 66.6%, 26.6% and 93.2%, respectively, and for the 1999 six months were 68.0%, 26.1%, and 94.1%, respectively.



* Excludes realized gains on investments

GLOBAL CONSUMER - INTERNATIONAL
EUROPE, MIDDLE EAST AND AFRICA
(In millions of dollars)


                                                            1Q          2Q            3Q            4Q            1Q          2Q
                                                           1999        1999          1999          1999          2000        2000
                                                         --------   ----------   -----------   -----------   -----------  ---------

Total Revenues, Net of Interest Expense                     $ 561       $ 563         $ 607         $ 597         $ 593      $ 576
Adjusted Operating Expenses                                   373         369           370           388           356        362
Provision for Benefits, Claims, and Credit Losses              80          77            79            76            74         67
                                                         ---------  ----------   -----------   -----------   -----------  ---------
Core Income Before Taxes                                      108         117           158           133           163        147
Income Taxes                                                   40          44            60           50             61        55
                                                         ---------  ----------   -----------   -----------   -----------  ---------
Core Income                                                  $ 68        $ 73          $ 98          $ 83         $ 102       $ 92
                                                         =========  ==========   ===========   ===========   ===========  =========

Average Assets (in billions of dollars)                      $ 22        $ 22          $ 23          $ 22          $ 22       $ 21
                                                         =========  ==========   ===========   ===========   ===========  =========
Return on Assets                                            1.25%       1.33%         1.69%         1.50%         1.86%      1.76%
                                                         =========  ==========   ===========   ===========   ===========  =========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Personal                                                   $ 10.0       $ 9.8        $ 10.4        $ 10.2         $ 9.8      $ 9.8
Cards                                                         2.1         2.1           2.1           2.2           2.1        2.1
Mortgages                                                     1.9         1.8           1.9           1.8           1.8        1.7
Auto                                                          1.5         1.5           1.6           1.6           1.7        1.7
Other                                                         1.2         1.2           1.3           1.4           1.4        1.2
                                                         ---------  ----------   -----------   -----------   -----------  ---------

      Total                                                $ 16.7      $ 16.4        $ 17.3        $ 17.2        $ 16.8     $ 16.5
                                                         =========  ==========   ===========   ===========   ===========  =========

Average Customer Deposits (in billions of dollars)         $ 17.6      $ 17.1        $ 17.0        $ 16.6        $ 16.5     $ 16.1

EOP Accounts (in millions)                                   10.6        10.7          10.9          11.1          11.4       11.7
EOP Card Accounts (in millions)                               3.6         3.5           3.5           3.6           3.6        3.8

Non-Interest Revenue as % of Total Revenues                 35.6%       34.8%         36.2%         38.9%         36.7%      35.4%

Net Credit Loss Ratio                                       1.81%       1.71%         1.60%         1.56%         1.70%      1.57%

Loans 90+ Days Past Due:
      In millions of dollars                                $ 893       $ 899         $ 953         $ 914         $ 875      $ 868
      %                                                     5.40%       5.46%         5.45%         5.33%         5.26%      5.09%

Proprietary Mutual Funds / UIT                              $ 278       $ 771         $ 394         $ 444         $ 427      $ 397
Proprietary Money Market Funds                                473         433           253           176           194        109
                                                         ---------  ----------   -----------   -----------   -----------  ---------
Total Proprietary Funds                                       751       1,204           647           620           621        506
Third Party Funds                                             227         133           203           307           509        487
                                                         ---------  ----------   -----------   -----------   -----------  ---------
Mutual Fund / UIT Sales at NAV (in millions of dollars)     $ 978     $ 1,337         $ 850         $ 927       $ 1,130      $ 993
                                                         =========  ==========   ===========   ===========   ===========  =========

Branches                                                      471         466           464           466           470        473
ATM-only locations                                             74          78            78            76            79         83
Proprietary ATMs                                              923         927           930           935           950        956



                                                            2Q 2000 VS.          YTD             YTD          YTD 2Q 2000 VS.
                                                          2Q 1999 INCREASE/       2Q             2Q         YTD 2Q 1999 INCREASE/
                                                            (DECREASE)           1999            2000             (DECREASE)
                                                         -------------------   ----------    ------------  -----------------------


Total Revenues, Net of Interest Expense                          2%              $ 1,124         $ 1,169           4%
Adjusted Operating Expenses                                     (2%)                 742             718          (3%)
Provision for Benefits, Claims, and Credit Losses              (13%)                 157             141         (10%)
                                                                               ----------    ------------
Core Income Before Taxes                                        26%                  225             310          38%
Income Taxes                                                    25%                   84             116          38%
                                                                               ----------    ------------
Core Income                                                     26%                $ 141           $ 194          38%
                                                                               ==========    ============

Average Assets (in billions of dollars)                         (5%)                $ 22            $ 22           -
                                                                               ==========    ============
Return on Assets                                                                    1.29%           1.77%
                                                                               ==========    ============

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Personal                                                         -                 $ 9.9           $ 9.8          (1%)
Cards                                                            -                   2.1             2.1           -
Mortgages                                                       (6%)                 1.9             1.8          (5%)
Auto                                                            13%                  1.5             1.7          13%
Other                                                            -                   1.2             1.3           8%
                                                                               ----------    ------------

      Total                                                      1%               $ 16.6          $ 16.7           1%
                                                                               ==========    ============

Average Customer Deposits (in billions of dollars)              (6%)              $ 17.4          $ 16.3          (6%)

EOP Accounts (in millions)                                       9%
EOP Card Accounts (in millions)                                  9%

Non-Interest Revenue as % of Total Revenues                                         35.2%           36.1%

Net Credit Loss Ratio

Loans 90+ Days Past Due:
      In millions of dollars                                    (3%)
      %

Proprietary Mutual Funds / UIT                                 (49%)             $ 1,049           $ 824         (21%)
Proprietary Money Market Funds                                 (75%)                 906             303         (67%)
                                                                               ----------    ------------
Total Proprietary Funds                                        (58%)               1,955           1,127         (42%)
Third Party Funds                                              266%                  360             996         177%
                                                                               ----------    ------------
Mutual Fund / UIT Sales at NAV (in millions of dollars)        (26%)             $ 2,315         $ 2,123          (8%)
                                                                               ==========    ============

Branches                                                         2%
ATM-only locations                                               6%
Proprietary ATMs                                                 3%


GLOBAL CONSUMER - INTERNATIONAL
ASIA PACIFIC
(In millions of dollars)




                                                           1Q            2Q            3Q           4Q          1Q          2Q
                                                          1999          1999          1999         1999        2000        2000
                                                         ----------   -----------   ----------   ----------   ---------  ---------

Total Revenues, Net of Interest Expense                  $     517    $      543    $     580    $     606    $    683   $    691
Adjusted Operating Expenses                                    266           281          314          318         334        340
Provision for Benefits, Claims, and Credit Losses               88            89           77           99          79         67
                                                         ----------   -----------   ----------   ----------   ---------  ---------
Core Income Before Taxes                                       163           173          189          189         270        284
Income Taxes                                                    61            65           71          70         96          101
                                                         ----------   -----------   ----------   ----------   ---------  ---------
Core Income                                              $     102    $      108    $     118    $     119    $    174   $    183
                                                         ==========   ===========   ==========   ==========   =========  =========

Average Assets (in billions of dollars)                  $      29    $       30    $      31    $      32    $     33   $     33
                                                         ==========   ===========   ==========   ==========   =========  =========
Return on Assets                                             1.43%         1.44%        1.51%        1.48%       2.12%      2.23%
                                                         ==========   ===========   ==========   ==========   =========  =========


AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                $    12.5    $     13.0    $    13.4    $    13.9    $   14.0   $   14.0
Cards                                                          4.5           4.6          4.8          5.0         5.4        5.7
Auto                                                           2.1           2.2          2.2          2.2         2.3        2.3
Personal                                                       2.1           2.1          2.2          2.3         2.3        2.3
Other                                                          0.9           1.0          1.1          1.1         1.1        1.1
                                                         ----------   -----------   ----------   ----------   ---------  ---------
    Total                                                $    22.1    $     22.9    $    23.7    $    24.5    $   25.1   $   25.4
                                                         ==========   ===========   ==========   ==========   =========  =========

Average Customer Deposits (in billions of dollars)       $    39.9    $     40.6    $    42.5    $    45.4    $   46.4   $   47.0

EOP Accounts (in millions)                                     8.1           8.6          9.0          9.2        10.0       10.1
EOP Card Accounts (in millions)                                4.3           4.4          4.5          4.7         5.3        5.3

Non-Interest Revenue as % of Total Revenues                  29.8%         31.2%        30.7%        29.9%       36.9%      35.8%

Net Credit Loss Ratio                                        1.43%         1.33%        1.23%        1.15%       1.19%      1.01%

Loans 90+ Days Past Due:
    In millions of dollars                               $     513    $      509    $     450    $     453    $    443   $   405
    %                                                        2.31%         2.17%        1.87%        1.80%       1.73%      1.56%

Proprietary Mutual Funds / UIT                           $     194    $      142    $     189    $     233    $    176   $    207
Proprietary Money Market Funds                                 253           275          379          360         334        300
                                                         ----------   -----------   ----------   ----------   ---------  ---------
Total Proprietary Funds                                        447           417          568          593         510        507
Third Party Funds                                              368           603          695          907       1,740        856
                                                         ----------   -----------   ----------   ----------   ---------  ---------
Mutual Fund / UIT Sales at NAV (in millions of dollars)  $     815    $    1,020    $   1,263    $   1,500     $ 2,250    $ 1,363
                                                         ==========   ===========   ==========   ==========   =========  =========

Branches                                                        84            86           89           92          93         95
ATM-only locations                                              88            90           91          102         104        101
Proprietary ATMs                                               332           341          344          353         361        361




                                                                2Q 2000 VS.         YTD          YTD              YTD 2Q 2000 VS.
                                                            2Q 1999 INCREASE/       2Q            2Q          YTD 2Q 1999 INCREASE/
                                                                (DECREASE)         1999          2000              (DECREASE)
                                                        -----------------------  ---------   -----------   -------------------------

Total Revenues, Net of Interest Expense                            27%           $  1,060    $    1,374                  30%
Adjusted Operating Expenses                                        21%                547           674                  23%
Provision for Benefits, Claims, and Credit Losses                 (25%)               177           146                 (18%)
                                                                                 ---------   -----------
Core Income Before Taxes                                           64%                336           554                  65%
Income Taxes                                                       55%                126           197                  56%
                                                                                 ---------   -----------
Core Income                                                        69%           $    210    $      357                  70%
                                                                                 =========   ===========

Average Assets (in billions of dollars)                            10%           $     30    $       33                  10%
                                                                                 =========   ===========
Return on Assets                                                                    1.41%         2.18%
                                                                                 =========   ===========


AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                           8%           $   12.7    $     14.0                  10%
Cards                                                              24%                4.6           5.6                  22%
Auto                                                                5%                2.2           2.3                  5%
Personal                                                           10%                2.1           2.3                  10%
Other                                                              10%                0.9           1.1                  22%
                                                                                 ---------   -----------
    Total                                                          11%           $   22.5    $     25.3                  12%
                                                                                 =========   ===========

Average Customer Deposits (in billions of dollars)                 16%           $   40.3    $     46.7                  16%

EOP Accounts (in millions)                                         17%
EOP Card Accounts (in millions)                                    20%

Non-Interest Revenue as % of Total Revenues                                         30.4%         36.4%

Net Credit Loss Ratio

Loans 90+ Days Past Due:
    In millions of dollars                                        (20%)
    %

Proprietary Mutual Funds / UIT                                     46%           $    336    $      383                  14%
Proprietary Money Market Funds                                      9%                528           634                  20%
                                                                                 ---------   -----------
Total Proprietary Funds                                            22%                864         1,017                  18%
Third Party Funds                                                  42%                971         2,596                 167%
                                                                                 ---------   -----------
Mutual Fund / UIT Sales at NAV (in millions of dollars)            34%           $  1,835    $    3,613                  97%
                                                                                 =========   ===========

Branches                                                           10%
ATM-only locations                                                 12%
Proprietary ATMs                                                    6%




GLOBAL CONSUMER - INTERNATIONAL
LATIN AMERICA
(In millions of dollars)



                                                            1Q          2Q           3Q            4Q           1Q           2Q
                                                           1999        1999         1999          1999         2000         2000
                                                         ----------  ----------   ----------   -----------   ----------   ---------

Total Revenues, Net of Interest Expense                  $     464   $     497    $     502    $      512    $     519    $    466
Adjusted Operating Expenses                                    291         299          303           302          324         328
Provision for Loan Losses                                      101         135          117            94           90          76
                                                         ----------  ----------   ----------   -----------   ----------   ---------
Core Income Before Taxes                                        72          63           82           116          105          62
Income Taxes                                                    25          22           29            34           35          21
                                                         ----------  ----------   ----------   -----------   ----------   ---------
Core Income                                              $      47   $      41    $      53    $       82    $      70    $     41
                                                         ==========  ==========   ==========   ===========   ==========   =========

Average Assets (in billions of dollars)                  $      14   $      15    $      14    $       14    $      14    $     12
                                                         ==========  ==========   ==========   ===========   ==========   =========
Return on Assets                                             1.36%       1.10%        1.50%         2.32%        2.01%       1.37%
                                                         ==========  ==========   ==========   ===========   ==========   =========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                    $     2.0   $     2.0    $     2.0    $      2.1    $     2.1    $    2.1
Mortgages                                                      2.0         1.9          1.9           1.9          2.0         2.0
Auto                                                           1.9         1.7          1.6           1.6          1.4         1.0
Personal                                                       1.5         1.4          1.3           1.3          1.3         1.3
Other                                                          0.4         1.0          1.1           1.0          0.8         0.8
                                                         ----------  ----------   ----------   -----------   ----------   ---------
      Total                                              $     7.8   $     8.0    $     7.9    $      7.9    $     7.6    $    7.2
                                                         ==========  ==========   ==========   ===========   ==========   =========

Average Customer Deposits (in billions of dollars)       $    12.8   $    13.8    $    13.6    $     13.6    $    13.7    $   13.7

EOP Accounts (in millions)                                     8.2         8.0          8.8           8.7          8.5         8.4
EOP Card Accounts (in millions)                                2.1         2.1          2.5           2.4          2.4         2.3

Non-Interest Revenue as % of Total Revenues                  30.9%       36.3%        33.3%         34.2%        37.8%       37.1%

Net Credit Loss Ratio                                        4.74%       6.17%        5.55%         4.71%        4.77%       4.25%

Loans 90+ Days Past Due:
      In millions of dollars                             $     292   $     346    $     325    $      320    $     333    $    323
      %                                                      3.75%       4.32%        4.10%         4.10%        4.58%       4.52%

Proprietary Funds                                        $   1,172   $   1,348    $   1,610    $    1,285    $   1,439    $  1,697
Third Party Funds                                               45          50           55            60           66          73
                                                         ----------  ----------   ----------   -----------   ----------   ---------
Mutual Fund / UIT Sales at NAV (in millions of dollars)  $   1,217   $   1,398    $   1,665    $    1,345    $   1,505    $  1,770
                                                         ==========  ==========   ==========   ===========   ==========   =========

Branches                                                       466         447          460           459          465         460
Consumer Finance Offices                                        43          43           94            96           99          99
ATM-only locations                                              69          73           84            85           84          84
Proprietary ATMs                                               649         660          745           747          749         753


                                                            2Q 2000 VS.           YTD            YTD            YTD 2Q 2000 VS.
                                                          2Q 1999 INCREASE/       2Q             2Q          YTD 2Q 1999 INCREASE/
                                                             (DECREASE)          1999           2000               (DECREASE)
                                                        --------------------   ------------   ------------  ----------------------
Total Revenues, Net of Interest Expense                         (6%)           $       961    $       985         2%
Adjusted Operating Expenses                                     10%                    590            652        11%
Provision for Loan Losses                                      (44%)                   236            166       (30%)
                                                                               ------------   ------------
Core Income Before Taxes                                        (2%)                   135            167        24%
Income Taxes                                                    (5%)                    47             56        19%
                                                                               ------------   ------------
Core Income                                                      -             $        88    $       111        26%
                                                                               ============   ============

Average Assets (in billions of dollars)                        (20%)           $        15    $        13       (13%)
                                                                               ============   ============
Return on Assets                                                                     1.18%          1.72%
                                                                               ============   ============

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                            5%            $       2.0    $       2.1         5%
Mortgages                                                        5%                    2.0            2.0         -
Auto                                                           (41%)                   1.8            1.2       (33%)
Personal                                                        (7%)                   1.4            1.3        (7%)
Other                                                          (20%)                   0.7            0.8        14%
                                                                               ------------   ------------
      Total                                                    (10%)           $       7.9    $       7.4        (6%)
                                                                               ============   ============

Average Customer Deposits (in billions of dollars)              (1%)           $      13.3    $      13.7         3%

EOP Accounts (in millions)                                       5%
EOP Card Accounts (in millions)                                 10%

Non-Interest Revenue as % of Total Revenues                                          33.7%          37.8%

Net Credit Loss Ratio

Loans 90+ Days Past Due:
      In millions of dollars                                    (7%)
      %

Proprietary Funds                                               26%            $     2,520    $     3,136        24%
Third Party Funds                                               46%                     95            139        46%
                                                                               ------------   ------------
Mutual Fund / UIT Sales at NAV (in millions of dollars)         27%            $     2,615    $     3,275        25%
                                                                               ============   ============

Branches                                                         3%
Consumer Finance Offices                                       130%
ATM-only locations                                              15%
Proprietary ATMs                                                14%



GLOBAL CONSUMER
OTHER CONSUMER (1)
(In millions of dollars)


                                             1Q              2Q             3Q             4Q             1Q             2Q
                                             1999            1999           1999           1999           2000           2000
                                           ------------   ------------   ------------   ------------   ------------   -----------
Total Revenues, Net of Interest Expense          $  49          $  39          $  29          $   9          $  11         $ (10)
Adjusted Operating Expenses                         66             74             42             40             57            36
Provision for Loan Losses                            7              7              7              4              -             -
                                           ------------   ------------   ------------   ------------   ------------   -----------
Loss Before Tax Benefits                           (24)           (42)           (20)           (35)           (46)          (46)
Income Tax Benefits                                 (8)           (19)            (9)           (11)           (18)          (18)
                                           ------------   ------------   ------------   ------------   ------------   -----------
Loss                                             $ (16)         $ (23)         $ (11)         $ (24)         $ (28)        $ (28)
                                           ============   ============   ============   ============   ============   ===========



                                                  2Q 2000 VS.               YTD              YTD                YTD 2Q 2000 VS.
                                              2Q 1999 INCREASE/             2Q               2Q              YTD 2Q 1999 INCREASE/
                                                 (DECREASE)                1999             2000                  (DECREASE)
                                           ------------------------   ---------------   --------------     -------------------------
Total Revenues, Net of Interest Expense           (126%)                       $  88            $   1                  (99%)
Adjusted Operating Expenses                        (51%)                         140               93                  (34%)
Provision for Loan Losses                           NM                            14                -                   NM
                                                                      ---------------   --------------
Loss Before Tax Benefits                           (10%)                         (66)             (92)                 (39%)
Income Tax Benefits                                  5%                          (27)             (36)                 (33%)
                                                                      ---------------   --------------
Loss                                               (22%)                       $ (39)           $ (56)                 (44%)
                                                                      ===============   ==============

(1) Includes unallocated marketing, staff expenses, and certain treasury functions.

NM  Not meaningful

GLOBAL CORPORATE AND INVESTMENT BANK
SALOMON SMITH BARNEY (SEGMENT BASIS)  - PAGE 1
(In millions of dollars)


                                                            1Q          2Q           3Q           4Q          1Q            2Q
                                                            1999        1999         1999         1999        2000          2000
                                                          ---------  ----------   ----------   ----------   ---------   ----------
Revenues:
  Commissions                                             $    900   $     903    $     812    $   1,015    $  1,309    $   1,017
  Asset management and administration fees                     377         400          431          430         499          545
  Investment banking                                           655         762          760          793         905          826
  Principal transactions                                       974         698          328          544         860          636
  Other income                                                  65          49           65          105         240          220
                                                          ---------  ----------   ----------   ----------   ---------   ----------
       Total non-interest revenues                           2,971       2,812        2,396        2,887       3,813        3,244
                                                          ---------  ----------   ----------   ----------   ---------   ----------
  Interest and dividends                                     2,611       2,864        2,809        2,982       3,326        3,928
  Interest expense                                           2,241       2,407        2,414        2,590       2,953        3,479
                                                          ---------  ----------   ----------   ----------   ---------   ----------
       Net interest and dividends                              370         457          395          392         373          449
                                                          ---------  ----------   ----------   ----------   ---------   ----------
          Total revenues, net of interest expense            3,341       3,269        2,791        3,279       4,186        3,693
                                                          ---------  ----------   ----------   ----------   ---------   ----------
Non-interest expenses:
  Compensation and benefits                                  1,794       1,707        1,556        1,587       2,005        2,013
  Communications                                               117         111          123          138         132          153
  Occupancy and equipment                                      106         104          109          109         118          131
  Floor brokerage and other production                         101         125          113          128         149          154
  Other operating and administrative expenses                  220         261          206          258         260          301
                                                          ---------  ----------   ----------   ----------   ---------   ----------
          Total non-interest expenses                        2,338       2,308        2,107        2,220       2,664        2,752
                                                          ---------  ----------   ----------   ----------   ---------   ----------
Core income before income taxes                              1,003         961          684        1,059       1,522          941
Provision for income taxes                                     355         351          252          395         565          300
                                                          ---------  ----------   ----------   ----------   ---------   ----------
      Core Income                                         $    648   $     610    $     432    $     664    $    957    $     641
                                                          =========  ==========   ==========   ==========   =========   ==========

Total equity (in billions of dollars) (1)                 $    9.6   $     9.6    $     9.9    $     9.3    $    9.9    $    10.3*
Return on equity (1)                                         31.4%       29.1%        21.4%        31.2%       41.1%        26.2%
Pre-tax profit margin                                        30.0%       29.4%        24.5%        32.3%       36.4%        25.5%
Non-compensation expenses as a percent of
   net revenues                                              16.3%       18.4%        19.7%        19.3%       15.7%        20.0%



                                                          2Q 2000 VS.           YTD             YTD            YTD 2Q 2000 VS.
                                                       2Q 1999 INCREASE/        2Q              2Q          YTD 2Q 1999 INCREASE/
                                                         (DECREASE)             1999            2000              (DECREASE)
                                                     --------------------  --------------  --------------  -----------------------
Revenues:
  Commissions                                              13%             $      1,803    $      2,326              29%
  Asset management and administration fees                 36%                      777           1,044              34%
  Investment banking                                        8%                    1,417           1,731              22%
  Principal transactions                                   (9%)                   1,672           1,496             (11%)
  Other income                                            349%                      114             460             304%
                                                                           --------------  --------------
       Total non-interest revenues                         15%                    5,783           7,057              22%
                                                                           --------------  --------------
  Interest and dividends                                   37%                    5,475           7,254              32%
  Interest expense                                         45%                    4,648           6,432              38%
                                                                           --------------  --------------
       Net interest and dividends                          (2%)                     827             822              (1%)
                                                                           --------------  --------------
          Total revenues, net of interest expense          13%                    6,610           7,879              19%
                                                                           --------------  --------------
Non-interest expenses:
  Compensation and benefits                                18%                    3,501           4,018              15%
  Communications                                           38%                      228             285              25%
  Occupancy and equipment                                  26%                      210             249              19%
  Floor brokerage and other production                     23%                      226             303              34%
  Other operating and administrative expenses              15%                      481             561              17%
                                                                           --------------  --------------
          Total non-interest expenses                      19%                    4,646           5,416              17%
                                                                           --------------  --------------
Core income before income taxes                            (2%)                   1,964           2,463              25%
Provision for income taxes                                (15%)                     706             865              23%
                                                                           --------------  --------------
      Core Income                                           5%             $      1,258    $      1,598              27%
                                                                           ==============  ==============

Total equity (in billions of dollars) (1)                   7%
Return on equity (1)                                                              30.2%           33.5%
Pre-tax profit margin                                                             29.7%           31.3%
Non-compensation expenses as a percent of
   net revenues                                                                   17.3%           17.7%



(1) Total equity and return on equity (core income) for Salomon Smith Barney are calculated on a legal entity basis.

*  Preliminary.

GLOBAL CORPORATE AND INVESTMENT BANK
SALOMON SMITH BARNEY - PAGE 2
(In millions of dollars)

                                                            1Q           2Q          3Q           4Q           1Q             2Q
                                                            1999         1999        1999         1999         2000           2000
                                                       -------------  ----------- -----------  -----------  -----------  -----------

CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT:
      Consulting Group and Internally Managed           $     107.4   $    113.6  $    113.0   $    126.2   $    133.1   $     135.8
      Financial Consultant (FC) Managed                        26.8         29.5        31.6         43.6         55.4          58.2
                                                       -------------  ----------- -----------  -----------  -----------  -----------
          Total assets under fee-based management (1)   $     134.2   $    143.1  $    144.6   $    169.8   $    188.5   $     194.0
                                                       =============  =========== ===========  ===========  ===========  ===========

Total client assets                                     $     816.0   $   852.1   $    844.6   $    965.0   $  1,032.2   $   1,031.5

PRIVATE CLIENT
Registered FC's                                              10,918       11,032      11,086       11,333       11,414        11,686
Annualized retail gross production per FC (000)         $       481   $      477  $      465   $      498   $      598   $       498
Domestic retail offices                                         457          467         472          476          482           492

INVESTMENT BANKING AND PUBLIC FINANCE
UNDERWRITING (FULL CREDIT TO BOOK MGR.):
      DEBT AND EQUITY
          Global volume (2)                             $ 103,686.8   $ 94,997.3  $ 90,442.9   $ 56,513.7   $ 95,947.2   $ 100,063.1
          Global market share                                  9.0%         8.9%        9.6%         7.4%         9.4%         11.5%
          Rank                                                    2            2           2            4            2             1

          U.S. volume (3)                               $  81,926.0   $ 74,492.7  $ 61,982.4   $ 36,427.6   $ 70,201.2   $  60,724.1
          U.S. market share                                   13.5%        12.9%       12.3%         9.4%        12.5%         13.3%
          Rank                                                    2            2           2            4            2             2

      MUNICIPALS
          Volume (4)                                    $   7,146.4   $  5,399.7  $  8,612.4   $  9,656.6   $  5,191.7   $   6,508.6
          Market share                                        12.3%         9.6%       15.9%        18.8%        13.2%         13.0%
          Rank                                                    2            2           1            1            1             1

CAPITAL MARKETS/RESEARCH
Number of stocks in which markets are made                    1,305        1,296       1,305        1,335        1,416         1,391
% of S&P sectors covered by research                            98%          98%         98%          98%          99%          100%


                                                         2Q 2000 VS.           YTD                 YTD           YTD 2Q 2000 VS.
                                                       2Q 1999 INCREASE/        2Q                 2Q         YTD 2Q 1999 INCREASE/
                                                          (DECREASE)           1999               2000              (DECREASE)
                                                       -----------------   --------------   ----------------  --------------------

CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT:
      Consulting Group and Internally Managed                20%              $     113.6        $     135.8           20%
      Financial Consultant (FC) Managed                      97%                     29.5               58.2           97%
                                                                           ---------------------------------
          Total assets under fee-based management (1)        36%              $     143.1        $     194.0           36%
                                                                           =================================

Total client assets                                          21%              $     852.1        $   1,031.5           21%

PRIVATE CLIENT
Registered FC's                                              6%                    11,032             11,686            6%
Annualized retail gross production per FC (000)              4%               $       478        $       548           15%
Domestic retail offices                                      5%                       467                492            5%

INVESTMENT BANKING AND PUBLIC FINANCE
UNDERWRITING (FULL CREDIT TO BOOK MGR.):
      DEBT AND EQUITY
          Global volume (2)                                  5%               $ 198,684.1        $ 196,010.4           (1%)
          Global market share                                                        8.9%              10.4%
          Rank                                                                          2                  2

          U.S. volume (3)                                   (18%)             $ 156,418.5        $ 130,925.3          (16%)
          U.S. market share                                                         13.2%              12.9%
          Rank                                                                          2                  2

      MUNICIPALS
          Volume (4)                                         21%              $  12,546.1        $  11,700.4           (7%)
          Market share                                                              11.0%              13.1%
          Rank                                                                          2                  1

CAPITAL MARKETS/RESEARCH
Number of stocks in which markets are made                   7%                     1,296              1,391            7%
% of S&P sectors covered by research                                                  98%               100%

(1) Includes certain assets jointly managed with SSB Citi Asset Management.
(2) Includes all non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt.
(3) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.
(4) Total long term excluding private placement.

GLOBAL CORPORATE AND INVESTMENT BANK
TOTAL GLOBAL CORPORATE BANK
(In millions of dollars)


                                                      1Q            2Q             3Q            4Q            1Q            2Q
                                                     1999          1999           1999          1999          2000          2000
                                                  ------------   -----------   ------------   -----------   -----------  -----------

Total Revenues, Net of Interest Expense               $ 2,261       $ 2,135        $ 2,076       $ 2,084       $ 2,446      $ 2,536
Adjusted Operating Expenses                             1,349         1,328          1,323         1,321         1,328        1,407
Provision for Loan Losses                                 112           111             38            92           124          131
                                                  ------------   -----------   ------------   -----------   -----------  -----------
Core Income Before Taxes and Minority Interest            800           696            715           671           994          998
Income Taxes                                              297           261            270           249           360          362
Minority Interest, Net of Tax                               1             2              1             2             2            7
                                                  ------------   -----------   ------------   -----------   -----------  -----------

Core Income                                           $   502       $   433        $   444       $   420       $   632      $   629
                                                  ============   ===========   ============   ===========   ===========  ===========

Average Assets (in billions of dollars)               $   168       $   164        $   158       $   162       $   168      $   182
                                                  ============   ===========   ============   ===========   ===========  ===========
Return on Assets                                        1.21%         1.06%          1.11%         1.03%         1.51%        1.39%
                                                  ============   ===========   ============   ===========   ===========  ===========

                                                       2Q 2000 VS.              YTD               YTD             YTD 2Q 2000 VS.
                                                    2Q 1999 INCREASE/           2Q                 2Q         YTD 2Q 1999 INCREASE/
                                                       (DECREASE)              1999               2000             (DECREASE)
                                                  --------------------    ---------------   --------------   -----------------------

Total Revenues, Net of Interest Expense                     19%                  $ 4,396          $ 4,982             13%
Adjusted Operating Expenses                                  6%                    2,677            2,735              2%
Provision for Loan Losses                                   18%                      223              255             14%
                                                                          ---------------   --------------
Core Income Before Taxes and Minority Interest              43%                    1,496            1,992             33%
Income Taxes                                                39%                      558              722             29%
Minority Interest, Net of Tax                              250%                        3                9            200%
                                                                          ---------------   --------------

Core Income                                                 45%                  $   935          $ 1,261             35%
                                                                          ===============   ==============

Average Assets (in billions of dollars)                     11%                  $   166          $   175              5%
                                                                          ===============   ==============
Return on Assets                                                                   1.14%            1.45%
                                                                          ===============   ==============

GLOBAL CORPORATE BANK
EMERGING MARKETS
(In millions of dollars)

                                                     1Q            2Q             3Q            4Q            1Q            2Q
                                                    1999          1999           1999          1999          2000          2000
                                                  ------------   -----------   ------------   -----------   -----------  -----------

Total Revenues, Net of Interest Expense               $ 1,143       $ 1,096        $ 1,055       $ 1,050       $ 1,238      $ 1,270
Adjusted Operating Expenses                               521           523            534           546           534          602
Provision for Loan Losses                                 115           110             32            90            84           79
                                                  ------------   -----------   ------------   -----------   -----------  -----------
Core Income Before Taxes and Minority Interest            507           463            489           414           620          589
Income Taxes                                              191           175            187           156           226          215
Minority Interest, Net of Tax                               1             2              1             2             2            4
                                                  ------------   -----------   ------------   -----------   -----------  -----------
Core Income                                           $   315       $   286        $   301       $   256       $   392      $   370
                                                  ============   ===========   ============   ===========   ===========  ===========

Average Assets (in billions of dollars)               $    80       $    83        $    82       $    81       $    83      $    87
                                                  ============   ===========   ============   ===========   ===========  ===========
Return on Assets                                        1.60%         1.38%          1.46%         1.25%         1.90%        1.71%
                                                  ============   ===========   ============   ===========   ===========  ===========

                                                      2Q 2000 VS.              YTD               YTD             YTD 2Q 2000 VS.
                                                    2Q 1999 INCREASE/          2Q                 2Q          YTD 2Q 1999 INCREASE/
                                                       (DECREASE)             1999               2000              (DECREASE)
                                                  --------------------    ---------------   --------------   ---------------------

Total Revenues, Net of Interest Expense                     16%                  $ 2,239          $ 2,508             12%
Adjusted Operating Expenses                                 15%                    1,044            1,136              9%
Provision for Loan Losses                                  (28%)                     225              163            (28%)
                                                                          ---------------   --------------
Core Income Before Taxes and Minority Interest              27%                      970            1,209             25%
Income Taxes                                                23%                      366              441             20%
Minority Interest, Net of Tax                              100%                        3                6            100%
                                                                          ---------------   --------------
Core Income                                                 29%                  $   601          $   762             27%
                                                                          ===============   ==============

Average Assets (in billions of dollars)                     5%                   $    82          $    85              4%
                                                                          ===============   ==============
Return on Assets                                                                   1.48%            1.80%
                                                                          ===============   ==============


GLOBAL CORPORATE BANK
GLOBAL RELATIONSHIP BANKING
(In millions of dollars)

                                                     1Q            2Q             3Q            4Q            1Q            2Q
                                                    1999          1999           1999          1999          2000          2000
                                                  ------------   -----------   ------------   -----------   -----------  -----------

Total Revenues, Net of Interest Expense               $ 1,118       $ 1,039        $ 1,021       $ 1,034       $ 1,208      $ 1,266
Adjusted Operating Expenses                               828           805            789           775           794          805
Provision for Loan Losses                                  (3)            1              6             2            40           52
                                                  ------------   -----------   ------------   -----------   -----------  -----------
Core Income Before Taxes and Minority Interest            293           233            226           257           374          409
Income Taxes                                              106            86             83            93           134          147
Minority Interest, Net of Tax                               -             -              -             -             -            3
                                                  ------------   -----------   ------------   -----------   -----------  -----------
Core Income                                           $   187       $   147        $   143       $   164       $   240      $   259
                                                  ============   ===========   ============   ===========   ===========  ===========

Average Assets (in billions of dollars)               $    88       $    81        $    76       $    81       $    85      $    95
                                                  ============   ===========   ============   ===========   ===========  ===========
Return on Assets                                        0.86%         0.73%          0.75%         0.80%         1.14%        1.10%
                                                  ============   ===========   ============   ===========   ===========  ===========

                                                       2Q 2000 VS.            YTD                YTD              YTD 2Q 2000 VS.
                                                    2Q 1999 INCREASE/         2Q                 2Q           YTD 2Q 1999 INCREASE/
                                                       (DECREASE)            1999               2000               (DECREASE)
                                                  --------------------    ---------------   --------------   ---------------------

Total Revenues, Net of Interest Expense                     22%                  $ 2,157          $ 2,474             15%
Adjusted Operating Expenses                                  -                     1,633            1,599             (2%)
Provision for Loan Losses                                   NM                        (2)              92              NM
                                                                          ---------------   --------------
Core Income Before Taxes and Minority Interest              76%                      526              783             49%
Income Taxes                                                71%                      192              281             46%
Minority Interest, Net of Tax                               NM                         -                3              NM
                                                                          ---------------   --------------
Core Income                                                 76%                  $   334          $   499             49%
                                                                          ===============   ==============

Average Assets (in billions of dollars)                     17%                  $    85          $    90              6%
                                                                          ===============   ==============
Return on Assets                                                                   0.79%            1.11%
                                                                          ===============   ==============

NM  Not meaningful

GLOBAL CORPORATE AND INVESTMENT BANK
TRAVELERS PROPERTY CASUALTY - COMMERCIAL LINES
(In millions of dollars)


                                                      1Q            2Q            3Q           4Q           1Q            2Q
                                                      1999          1999          1999         1999         2000          2000
                                                   ------------  ------------  ------------  -----------  -----------  -----------

REVENUES, NET OF INTEREST EXPENSE *                    $ 1,534       $ 1,558       $ 1,578      $ 1,595      $ 1,568      $ 1,626

CORE INCOME (1)                                          $ 189         $ 201         $ 255        $ 200        $ 240      $   267

NET WRITTEN PREMIUMS BY MARKET (2):
Commercial accounts                                    $ 443.6       $ 440.1       $ 469.9      $ 462.7      $ 487.4      $ 457.4
Select accounts                                          372.3         393.4         355.4        373.0        387.3        406.8
Specialty accounts                                       148.2         159.8         158.4        143.1        180.5        310.0
National accounts                                        149.9         101.4         148.8         88.3         92.0         58.5
                                                   ------------  ------------  ------------  -----------  -----------  -----------
    Total net written premiums    (a)                $ 1,114.0     $ 1,094.7     $ 1,132.5    $ 1,067.1    $ 1,147.2    $ 1,232.7
                                                   ============  ============  ============  ===========  ===========  ===========

STATUTORY RATIO DEVELOPMENT:
Earned premiums   (b)                                $ 1,072.7     $ 1,100.8     $ 1,110.3    $ 1,090.7    $ 1,079.0    $ 1,120.5

Losses and loss adjustment expenses (3) (c)              817.5         827.2         928.8        832.2        792.7        854.7
Other underwriting expenses   (d)                        317.9         333.8         349.8        350.6        320.4        373.3
                                                   ------------  ------------  ------------  -----------  -----------  -----------
    Total deductions                                   1,135.4       1,161.0       1,278.6      1,182.8      1,113.1      1,228.0
                                                   ------------  ------------  ------------  -----------  -----------  -----------
Statutory underwriting loss                            $ (62.7)      $ (60.2)     $ (168.3)     $ (92.1)     $ (34.1)    $ (107.5)
                                                   ============  ============  ============  ===========  ===========  ===========

STATUTORY COMBINED RATIO:  (2), (3), (4)
Loss and loss adjustment expense ratio  (c / b)          76.2%         75.1%         83.7%        76.3%        73.5%        76.3%
Other underwriting expense ratio   (d / a)               28.5%         30.5%         30.9%        32.9%        27.9%        30.3%
                                                   ------------  ------------  ------------  -----------  -----------  -----------
    Combined ratio                                      104.7%        105.6%        114.6%       109.2%       101.4%       106.6%
                                                   ============  ============  ============  ===========  ===========  ===========

Net investment income (pre-tax)                        $ 412.6       $ 410.5       $ 420.2      $ 445.4      $ 435.9      $ 439.1
Effective tax rate on net investment income              26.6%         26.5%         26.7%        27.1%        26.9%        26.9%
Catastrophe losses, net of reinsurance (after-tax)         $ -         $ 9.9        $ 17.4          $ -          $ -          $ -

                                                      2Q 2000 VS.             YTD               YTD              YTD 2Q 2000 VS.
                                                   2Q 1999 INCREASE/           2Q                2Q           YTD 2Q 1999 INCREASE/
                                                      (DECREASE)              1999              2000                (DECREASE)
                                                   ------------------    ---------------   ---------------    ---------------------

REVENUES, NET OF INTEREST EXPENSE *                       4%                    $ 3,092           $ 3,194               3%

CORE INCOME (1)                                          33%                      $ 390             $ 507               30%

NET WRITTEN PREMIUMS BY MARKET (2):
Commercial accounts                                       4%                    $ 883.7           $ 944.8               7%
Select accounts                                           3%                      765.7             794.1               4%
Specialty accounts                                       94%                      308.0             490.5               59%
National accounts                                       (42%)                     251.3             150.5              (40%)
                                                                         ---------------   ---------------
    Total net written premiums    (a)                    13%                  $ 2,208.7         $ 2,379.9               8%
                                                                         ===============   ===============

STATUTORY RATIO DEVELOPMENT:
Earned premiums   (b)                                     2%                    2,173.5         $ 2,199.5               1%

Losses and loss adjustment expenses (3) (c)               3%                    1,644.7           1,647.4                -
Other underwriting expenses   (d)                        12%                      651.7             693.7               6%
                                                                         ---------------   ---------------
    Total deductions                                      6%                    2,296.4           2,341.1               2%
                                                                         ---------------   ---------------
Statutory underwriting loss                              79%                   $ (122.9)         $ (141.6)              15%
                                                                         ===============   ===============

STATUTORY COMBINED RATIO:  (2), (3), (4)
Loss and loss adjustment expense ratio  (c / b)                                   75.7%             74.9%
Other underwriting expense ratio   (d / a)                                        29.5%             29.1%
                                                                         ---------------   ---------------
    Combined ratio                                                               105.2%            104.0%
                                                                         ===============   ===============

Net investment income (pre-tax)                           7%                    $ 823.1           $ 875.0               6%
Effective tax rate on net investment income                                       26.5%             26.9%
Catastrophe losses, net of reinsurance (after-tax)        NM                      $ 9.9               $ -               NM


(1) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. The 2000 second quarter and six months core income reflects the elimination of the minority interest and the additional goodwill as a result of the completed tender offer.
(2) The 2000 second quarter and six months net written premiums include a $130.7 million adjustment associated with the acquisition of the Reliance Surety business. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2000 second quarter were 76.3%, 29.1% and 105.4%, respectively, and for the 2000 six months were 74.9%, 28.5% and 103.4%, respectively.
(3) The 1999 third quarter includes the effect of a settlement of an asbestos liability, which increased losses and loss adjustment expenses, for statutory purposes only, by $105.2 million. Excluding this transaction, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 1999 third quarter were 74.2%, 30.9% and 105.1%, respectively.
(4)  Before policyholder dividends.


* Excludes realized gains on investments

NM - Not meaningful

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
SSB CITI ASSET MANAGEMENT GROUP AND GLOBAL RETIREMENT SERVICES
(In millions of dollars)


                                                                       1Q        2Q         3Q        4Q         1Q        2Q
                                                                      1999      1999       1999      1999       2000      2000
                                                                   ---------- ---------  --------- ---------  ---------  ---------

Revenues:
      Investment advisory, admin. & distribution fees                  $ 341     $ 339      $ 345     $ 388      $ 413      $ 469
      Unit Investment Trust revenues - net                                 9        10         21         8         12          7
      Other revenues, net interest expense                                 6         9          3        12          5          4
                                                                   ---------- ---------  --------- ---------  ---------  ---------
          Total revenues                                                 356       358        369       408        430        480
                                                                   ---------- ---------  --------- ---------  ---------  ---------
Expenses:
      Employee compensation and benefits                                 107       100        111       124        135        144
      Mutual fund commission expense                                      30        28         34        28         29         34
      Other expenses                                                      85        90         86       126        113        148
                                                                   ---------- ---------  --------- ---------  ---------  ---------
          Total expenses                                                 222       218        231       278        277        326
                                                                   ---------- ---------  --------- ---------  ---------  ---------
Core income before income taxes                                          134       140        138       130        153        154
Provision for income taxes                                                53        56         55        52         61         61
                                                                   ---------- ---------  --------- ---------  ---------  ---------
Core income                                                             $ 81      $ 84       $ 83      $ 78       $ 92       $ 93
                                                                   ========== =========  ========= =========  =========  =========

Pre-tax profit margin                                                  37.4%     38.8%      37.1%     31.9%      35.3%      31.9%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLIONS OF DOLLARS):
Money market and institutional liquidity funds:
      Retail                                                          $ 70.7    $ 69.8     $ 71.1    $ 74.6     $ 83.2     $ 79.3
      Institutional                                                     16.9      15.2       16.6      18.9       17.0       18.2
                                                                   ---------- ---------  --------- ---------  ---------  ---------
          Total money market and institutional liquidity funds          87.6      85.0       87.7      93.5      100.2       97.5
                                                                   ---------- ---------  --------- ---------  ---------  ---------

Long-term mutual funds:
      Equity / Balanced                                                 43.8      45.7       44.7      50.4       53.4       53.2
      Taxable Fixed Income                                              29.1      30.1       28.4      22.5       21.4       21.6
      Tax Exempt Fixed Income                                           10.9      10.2        9.7       8.8        8.5        8.3
      Annuities                                                          4.1       4.5        4.6       5.4        5.8        5.8
                                                                   ---------- ---------  --------- ---------  ---------  ---------
          Total long-term mutual funds                                  87.9      90.5       87.4      87.1       89.1       88.9
                                                                   ---------- ---------  --------- ---------  ---------  ---------
Managed accounts:
      Private client                                                    43.2      46.3       47.5      51.1       54.4       55.5
      Institutional                                                     91.4      95.6       96.2     100.0       97.8       96.7
      Emerging Markets Pension Administration                              -         -          -         -        1.1        4.5
                                                                   ---------- ---------  --------- ---------  ---------  ---------
          Total managed accounts                                       134.6     141.9      143.7     151.1      153.3      156.7
                                                                   ---------- ---------  --------- ---------  ---------  ---------
Unit Investment Trusts held in client accounts                          12.8      12.9       12.3      12.9       12.3       11.2
                                                                   ---------- ---------  --------- ---------  ---------  ---------

Alternative Investment Strategies                                       28.1      30.0       32.6      32.7       33.0       34.3
                                                                   ---------- ---------  --------- ---------  ---------  ---------

Total assets under management (1)                                    $ 351.0   $ 360.3    $ 363.7   $ 377.3    $ 387.9    $ 388.6
                                                                   ========== =========  ========= =========  =========  =========

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
Retail                                                               $ 210.9   $ 215.4    $ 214.8   $ 222.6    $ 236.2    $ 231.2
Emerging Markets Pension Administration                                    -         -          -         -        1.1        4.5
Institutional (including Alternate Investment Strategies)              140.1     144.9      148.9     154.7      150.6      152.9
                                                                   ---------- ---------  --------- ---------  ---------  ---------
      Total assets under management                                  $ 351.0   $ 360.3    $ 363.7   $ 377.3    $ 387.9    $ 388.6
                                                                   ========== =========  ========= =========  =========  =========

Number of Morningstar 4- and 5-star funds                                 22        17         20        20         20         19

GLOBAL RETIREMENT SERVICES (IN BILLIONS OF DOLLARS):
Emerging Markets Pension Administration -
      Assets Under Management (2)                                     $ 10.6    $ 11.5     $ 11.8    $ 12.3     $ 13.9     $ 13.7
      Number of Participants / Affiliates (in millions)                  5.2       5.3        5.5       5.7        5.9        6.1
CitiStreet Joint Venture - Assets Under Administration                    -         -          -         -          -       189.2

                                                                   2Q 2000 VS.            YTD          YTD        YTD 2Q 2000 VS.
                                                                2Q 1999 INCREASE/          2Q           2Q    YTD 2Q 1999 INCREASE/
                                                                   (DECREASE)            1999         2000         (DECREASE)
                                                               -------------------   ----------   ----------  ---------------------

Revenues:
      Investment advisory, admin. & distribution fees                 38%                $ 680        $ 882            30%
      Unit Investment Trust revenues - net                           (30%)                  19           19             -
      Other revenues, net interest expense                           (56%)                  15            9           (40%)
                                                                                     ----------   ----------
          Total revenues                                              34%                  714          910            27%
                                                                                     ----------   ----------
Expenses:
      Employee compensation and benefits                              44%                  207          279            35%
      Mutual fund commission expense                                  21%                   58           63             9%
      Other expenses                                                  64%                  175          261            49%
                                                                                     ----------   ----------
          Total expenses                                              50%                  440          603            37%
                                                                                     ----------   ----------
Core income before income taxes                                       10%                  274          307            12%
Provision for income taxes                                             9%                  109          122            12%
                                                                                     ----------   ----------
Core income                                                           11%                $ 165        $ 185            12%
                                                                                     ==========   ==========

Pre-tax profit margin                                                                    38.1%        33.8%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLIONS OF DOLLARS):
Money market and institutional liquidity funds:
      Retail                                                          14%
      Institutional                                                   20%

          Total money market and institutional liquidity funds        15%


Long-term mutual funds:
      Equity / Balanced                                               16%
      Taxable Fixed Income                                           (28%)
      Tax Exempt Fixed Income                                        (19%)
      Annuities                                                       29%

          Total long-term mutual funds                                (2%)

Managed accounts:
      Private client                                                  20%
      Institutional                                                    1%
      Emerging Markets Pension Administration                          NM

          Total managed accounts                                      10%

Unit Investment Trusts held in client accounts                       (13%)


Alternative Investment Strategies                                     14%


Total assets under management (1)                                      8%


ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
Retail                                                                 7%
Emerging Markets Pension Administration                                NM
Institutional (including Alternate Investment Strategies)              6%

      Total assets under management                                    8%


Number of Morningstar 4- and 5-star funds                             12%

GLOBAL RETIREMENT SERVICES (IN BILLIONS OF DOLLARS):
Emerging Markets Pension Administration -
      Assets Under Management (2)                                     19%
      Number of Participants / Affiliates (in millions)               15%
CitiStreet Joint Venture - Assets Under Administration                NM


(1) Includes $29, $35, $36 and $31 billion for the 1999 first, second, third and fourth quarters respectively, and $31 and $31 billion, respectively, for the 2000 first and second quarters for Global Private Bank clients.

(2) Includes assets under management for both majority- and minority-owned pension fund administration businesses in Latin America.

NM - Not meaningful

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
GLOBAL PRIVATE BANK
(In millions of dollars)



                                                         1Q           2Q           3Q             4Q           1Q          2Q
                                                        1999         1999         1999           1999         2000        2000
                                                     ----------  -----------  ------------  ------------  ----------- -----------

Total Revenues, Net of Interest Expense              $     275   $      301   $       305   $       332   $      363  $      338
Adjusted Operating Expenses                                179          186           191           216          213         210
Provision for Loan Losses                                    8            2             2             -           22           3
                                                     ----------  -----------  ------------  ------------  ----------- -----------
Core Income Before Taxes                                    88          113           112           116          128         125
Income Taxes                                                33           42            42            44           47          46
                                                     ----------  -----------  ------------  ------------  ----------- -----------
Core Income                                          $      55   $       71   $        70   $        72   $       81  $       79
                                                     ==========  ===========  ============  ============  =========== ===========

Average Assets (in billions of dollars)              $      18   $       19   $        21   $        23   $       23  $       24
                                                     ==========  ===========  ============  ============  =========== ===========
Return on Assets                                         1.24%        1.50%         1.32%         1.24%        1.42%       1.32%
                                                     ==========  ===========  ============  ============  =========== ===========
Client Business Volumes (in billions of dollars)     $     119   $      125   $       128   $       140   $      144  $      149
                                                     ==========  ===========  ============  ============  =========== ===========


CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
    Proprietary Managed Assets                       $      27   $       27   $        27   $        29   $       29  $       30
    Other Assets under Fee based Management                  3            3             3             4            5           5
    Banking and Fiduciary Deposits                          27           27            27            27           28          28
    Loans                                                   17           20            23            24           25          27
    Other, Principally Custody Accounts                     45           48            48            56           57          59
                                                     ----------  -----------  ------------  ------------  ----------- -----------
       Total Client Business Volumes                 $     119   $      125   $       128   $       140   $      144  $      149
                                                     ==========  ===========  ============  ============  =========== ===========


REVENUES:
Customer Revenues
    Net Interest Spread and Recurring
       Fee Based Revenues                            $     199   $      201   $       206   $       225   $      234  $      239
    Transaction Revenues                                    38           56            62            68           80          63
                                                     ----------  -----------  ------------  ------------  ----------- -----------
       Total Customer Revenues                             237          257           268           293          314         302
Other Revenues (Principally Allocated Equity
    and Treasury Revenues)                                  38           44            37            39           49          36
                                                     ----------  -----------  ------------  ------------  ----------- -----------
       Total Revenues                                $     275   $      301   $       305   $       332   $      363  $      338
                                                     ==========  ===========  ============  ============  =========== ===========
                United States                        $     102   $      108   $       108   $       113   $      120  $      120
                International                              173          193           197           219          243         218
                                                     ----------  -----------  ------------  ------------  ----------- -----------
                                                     $     275   $      301   $       305   $       332   $      363  $      338
                                                     ==========  ===========  ============  ============  =========== ===========

Net Credit Loss Ratio                                    0.18%        0.05%         0.05%         0.13%        0.18%       0.05%
Loans 90+ Days Past Due:
    In Millions of Dollars                           $     191   $      162   $       145   $       120   $       87  $       78
    Delinquency Ratio (% of Avg Loans)                   1.10%        0.88%         0.69%         0.54%        0.37%       0.32%



                                                            2Q 2000 VS.         YTD            YTD               YTD 2Q 2000 VS.
                                                        2Q 1999 INCREASE/       2Q              2Q            YTD 2Q 1999 INCREASE/
                                                           (DECREASE)          1999            2000                (DECREASE)
                                                       -------------------   ------------   ------------  ------------------------

Total Revenues, Net of Interest Expense                        12%           $       576    $       701              22%
Adjusted Operating Expenses                                    13%                   365            423              16%
Provision for Loan Losses                                      50%                    10             25             150%
                                                                             ------------   ------------
Core Income Before Taxes                                       11%                   201            253              26%
Income Taxes                                                   10%                    75             93              24%
                                                                             ------------   ------------
Core Income                                                    11%           $       126    $       160              27%
                                                                             ============   ============

Average Assets (in billions of dollars)                        26%           $        19    $        24              26%
                                                                             ============   ============
Return on Assets                                                                   1.34%          1.34%
                                                                             ============   ============
Client Business Volumes (in billions of dollars)               19%



CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
    Proprietary Managed Assets                                 11%
    Other Assets under Fee based Management                    67%
    Banking and Fiduciary Deposits                              4%
    Loans                                                      35%
    Other, Principally Custody Accounts                        23%

       Total Client Business Volumes                           19%



REVENUES:
Customer Revenues
    Net Interest Spread and Recurring
       Fee Based Revenues                                      19%           $       400    $       473              18%
    Transaction Revenues                                       13%                    94            143              52%
                                                                             ------------   ------------
       Total Customer Revenues                                 18%                   494            616              25%
Other Revenues (Principally Allocated Equity
    and Treasury Revenues)                                    (18%)                   82             85               4%
                                                                             ------------   ------------
       Total Revenues                                          12%           $       576    $       701              22%
                                                                             ============   ============
                United States                                  11%           $       210    $       240              14%
                International                                  13%                   366            461              26%
                                                                             ------------   ------------
                                                               12%           $       576    $       701              22%
                                                                             ============   ============

Net Credit Loss Ratio
Loans 90+ Days Past Due:
    In Millions of Dollars                                    (52%)
    Delinquency Ratio (% of Avg Loans)


INVESTMENT ACTIVITIES
(In millions of dollars)



                                                1Q              2Q              3Q            4Q              1Q               2Q
                                               1999            1999            1999          1999            2000             2000
                                            ------------   -------------   -------------   ------------   -----------   ----------

REVENUES:
    Proprietary Investments (1)             $        103   $         219   $         289   $        191   $    1,363    $      294
    LDC Debt Sales/Refinancing                        20              18              19             21         (112)           69
    Insurance Portfolio Gains (Losses) (2)            30              33               3            144         (235)           24
                                            ------------   -------------   -------------   ------------   -----------   ----------
         Total Revenues                     $        153   $         270   $         311   $        356   $    1,016    $      387
                                            ============   =============   =============   ============   ===========   ==========

CORE INCOME:
    Proprietary Investments (1)             $         59   $         133   $         179   $        115   $      850    $      175
    LDC Debt Sales/Refinancing                        13              11              11             12          (69)           42
    Insurance Portfolio Gains (Losses) (2)            17              18               4             86         (147)           17
                                            ------------   -------------   -------------   ------------   -----------   ----------
         Total Core Income                  $         89   $         162   $         194   $        213   $      634         $ 234
                                            ============   =============   =============   ============   ===========   ==========

PERIOD END ASSETS:
    Proprietary Investments                 $      5,200   $       5,429   $       6,194   $      7,081   $    7,804    $    7,954
    LDC Debt Sales/Refinancing                     3,377           3,358           3,304          3,371        3,285         3,002
                                            ------------   -------------   -------------   ------------   -----------   ----------
         Total Period End Assets            $      8,577   $       8,787   $       9,498   $     10,452   $   11,089    $   10,956
                                            ============   =============   =============   ============   ===========   ==========


                                                       2Q 2000 VS.           YTD          YTD               YTD 2Q 2000 VS.
                                                  2Q 1999 INCREASE/          2Q           2Q            YTD 2Q 1999 INCREASE/
                                                      (DECREASE)            1999         2000                (DECREASE)
                                                  -------------------    ----------   ------------    -------------------------

REVENUES:
    Proprietary Investments (1)                         34%              $      322   $     1,657                 415%
    LDC Debt Sales/Refinancing                         283%                      38           (43)                 NM
    Insurance Portfolio Gains (Losses) (2)             (27%)                     63          (211)                 NM
                                                                         ----------   ------------
         Total Revenues                                 43%              $      423   $     1,403                 232%
                                                                         ==========   ============

CORE INCOME:
    Proprietary Investments (1)                         32%              $      192   $     1,025                 434%
    LDC Debt Sales/Refinancing                         282%                      24           (27)                NM
    Insurance Portfolio Gains (Losses) (2)              (6%)                     35          (130)                NM
                                                                         ----------   ------------
         Total Core Income                              44%              $      251   $       868                 246%
                                                                         ==========   ============

PERIOD END ASSETS:
    Proprietary Investments                            47%
    LDC Debt Sales/Refinancing                        (11%)

         Total Period End Assets                       25%



(1) Includes Venture Capital Activities and certain other corporate investments.
(2) Represents gains (losses) on investments held by insurance companies (see page 27 for Insurance Investment Portfolio details).

NM - Not meaningful

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)



                                                              1Q          2Q          3Q            4Q           1Q           2Q
                                                             1999        1999        1999          1999         2000         2000
                                                         ------------ ----------  ----------  ------------  -----------   ---------
Revenues
      Loan interest, including fees                      $     5,888  $    5,614  $    5,784  $      5,886  $     6,024   $  6,563
      Other interest and dividends                             5,414       5,449       5,417         5,448        5,878      6,581
      Insurance premiums                                       2,526       2,616       2,636         2,663        2,717      2,733
      Commissions and fees                                     2,872       3,153       3,149         3,549        3,998      3,829
      Principal transactions                                   1,770       1,272         954         1,164        1,723      1,435
      Asset management and administration fees                   955       1,003       1,056         1,150        1,284      1,332
      Realized gains (losses) from sales of investments           53         188          35           281         (169)       280
      Other income                                             1,043       1,141       1,066           810        2,253        942
                                                         ------------ -----------  ----------  ------------  -----------  ---------
          Total revenues                                      20,521      20,436      20,097        20,951       23,708     23,695
          Interest expense                                     6,451       6,056       6,076         6,185        6,724      7,791
                                                         ------------ -----------  ----------  ------------  -----------  ---------
          Total revenues, net of interest expense             14,070      14,380      14,021        14,766       16,984     15,904
                                                         ------------ -----------  ----------  ------------  -----------  ---------

PROVISIONS FOR BENEFITS, CLAIMS, AND CREDIT LOSSES
      Policyholder benefits and claims                         2,048       2,151       2,258         2,214        2,251      2,307
      Provision for credit losses                                729         790         632           686          751        711
                                                         ------------ -----------  ----------  ------------  -----------  ---------
          Total provisions for benefits, claims,
            and credit losses                                  2,777       2,941       2,890         2,900        3,002      3,018
                                                         ------------ -----------  ----------  ------------  -----------  ---------

OPERATING EXPENSES
      Non-insurance compensation and benefits                  3,755       3,615       3,531         3,635        4,125      4,188
      Insurance underwriting, acquisition and operating          841         817         786           909          848        800
      Restructuring-related items                               (130)         47          22           (27)          20          3
      Other operating                                          2,855       3,045       2,922         3,158        3,333      3,251
                                                         ------------ -----------  ----------  ------------  -----------  ---------
          Total operating expenses                             7,321       7,524       7,261         7,675        8,326      8,242
                                                         ------------ -----------  ----------  ------------  -----------  ---------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
      CUMULATIVE EFFECT OF ACCOUNTING CHANGES                  3,972       3,915       3,870         4,191        5,656      4,644
Provision for income taxes                                     1,423       1,402       1,379         1,499        2,011      1,616
Minority interest, net of income taxes                            60          65          56            70           55         23
                                                         ------------ -----------  ----------  ------------  -----------  ---------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
      CHANGES                                                  2,489       2,448       2,435         2,622        3,590      3,005
Cumulative effect of accounting changes                         (127)          -           -             -            -          -
                                                         ------------ -----------  ----------  ------------  -----------  ---------
NET INCOME                                               $     2,362  $    2,448   $   2,435   $     2,622   $    3,590   $  3,005
                                                         ============ ===========  ==========  ============  ===========  =========



                                                               2Q 2000 VS.           YTD          YTD            YTD 2Q 2000 VS.
                                                            2Q 1999 INCREASE/         2Q           2Q        YTD 2Q 1999 INCREASE/
                                                              (DECREASE)             1999         2000             (DECREASE)
                                                           -------------------   -----------   ----------  ------------------------
Revenues
      Loan interest, including fees                                 17%          $    11,502   $   12,587                9%
      Other interest and dividends                                  21%               10,863       12,459                15%
      Insurance premiums                                            4%                 5,142        5,450                6%
      Commissions and fees                                          21%                6,025        7,827                30%
      Principal transactions                                        13%                3,042        3,158                4%
      Asset management and administration fees                      33%                1,958        2,616                34%
      Realized gains (losses) from sales of investments             49%                  241          111               (54%)
      Other income                                                 (17%)               2,184        3,195                46%
                                                                                 -----------   ----------
          Total revenues                                            16%               40,957       47,403                16%
          Interest expense                                          29%               12,507       14,515                16%
                                                                                 -----------   ----------
          Total revenues, net of interest expense                   11%               28,450       32,888                16%
                                                                                 -----------   ----------

PROVISIONS FOR BENEFITS, CLAIMS, AND CREDIT LOSSES
      Policyholder benefits and claims                              7%                 4,199        4,558                9%
      Provision for credit losses                                  (10%)               1,519        1,462               (4%)
                                                                                 -----------   ----------
          Total provisions for benefits, claims,
            and credit losses                                       3%                 5,718        6,020                5%
                                                                                 -----------   ----------

OPERATING EXPENSES
      Non-insurance compensation and benefits                       16%                7,370        8,313                13%
      Insurance underwriting, acquisition and operating            (2%)                1,658        1,648               (1%)
      Restructuring-related items                                  (94%)                 (83)          23                NM
      Other operating                                               7%                 5,900        6,584                12%
                                                                                 -----------   ----------
          Total operating expenses                                  10%               14,845       16,568                12%
                                                                                 -----------   ----------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
      CUMULATIVE EFFECT OF ACCOUNTING CHANGES                       19%                7,887       10,300                31%
Provision for income taxes                                          15%                2,825        3,627                28%
Minority interest, net of income taxes                             (65%)                 125           78               (38%)
                                                                                 -----------   ----------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
      CHANGES                                                       23%                4,937        6,595                34%
Cumulative effect of accounting changes                              -                  (127)           -                NM
                                                                                 -----------   ----------
NET INCOME                                                          23%          $     4,810   $    6,595                37%
                                                                                 ===========   ==========



NM  -  Not meaningful

CITIGROUP EARNINGS ANALYSIS - MANAGED BASIS
(In millions of dollars)


                                                                 1Q          2Q          3Q          4Q         1Q          2Q
                                                                1999        1999        1999        1999        2000        2000
                                                            -------------  ----------  ----------  ----------  --------- ----------

Total Revenues, Net of Interest Expense                         $ 14,070    $ 14,380    $ 14,021    $ 14,766   $ 16,984   $ 15,904
Effect of Credit Card Securitization Activity                        588         570         552         559        519        469
                                                            -------------  ----------  ----------  ----------  --------- ----------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                        14,658      14,950      14,573      15,325     17,503     16,373

Total Operating Expenses                                           7,321       7,524       7,261       7,675      8,326      8,242
Restructuring-Related Items (1)                                      130         (47)        (22)         27        (20)        (3)
                                                            -------------  ----------  ----------  ----------  --------- ----------
ADJUSTED OPERATING EXPENSES                                        7,451       7,477       7,239       7,702      8,306      8,239
OPERATING MARGIN                                                   7,207       7,473       7,334       7,623      9,197      8,134
                                                            -------------  ----------  ----------  ----------  --------- ----------

Provisions for Benefits, Claims and Credit Losses                  2,777       2,941       2,890       2,900      3,002      3,018
Effect of Credit Card Securitization Activity                        588         570         552         559        519        469
                                                            -------------  ----------  ----------  ----------  --------- ----------
ADJUSTED PROVISIONS FOR BENEFITS, CLAIMS AND CREDIT LOSSES         3,365       3,511       3,442       3,459      3,521      3,487


CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST              3,842       3,962       3,892       4,164      5,676      4,647
Taxes on Core Income                                               1,367       1,420       1,386       1,489      2,019      1,617
Minority Interest, Net of Income Taxes                                60          65          56          70         55         23
                                                            -------------  ----------  ----------  ----------  --------- ----------
CORE INCOME                                                        2,415       2,477       2,450       2,605      3,602      3,007

Restructuring-Related Items After-tax (1)                             74         (29)        (15)         17        (12)        (2)
Cumulative Effect of Accounting Changes (2)                         (127)          -           -           -          -          -
                                                            -------------  ----------  ----------  ----------  --------- ----------
NET INCOME                                                      $  2,362    $  2,448    $  2,435    $  2,622   $  3,590   $  3,005
                                                            =============  ==========  ==========  ==========  ========= ==========


                                                                  2Q 2000 VS.     YTD           YTD            YTD 2Q 2000 VS.
                                                             2Q 1999 INCREASE/    2Q            2Q          YTD 2Q 1999 INCREASE/
                                                                  (DECREASE)      1999          2000              (DECREASE)
                                                           ------------------- ------------   ------------ -----------------------

Total Revenues, Net of Interest Expense                              11%          $ 28,450      $ 32,888            16%
Effect of Credit Card Securitization Activity                       (18%)            1,158           988           (15%)
                                                                               ------------   ------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                           10%            29,608        33,876            14%

Total Operating Expenses                                             10%            14,845        16,568            12%
Restructuring-Related Items (1)                                     (94%)               83           (23)            NM
                                                                               ------------   ------------
ADJUSTED OPERATING EXPENSES                                          10%            14,928        16,545            11%
OPERATING MARGIN                                                      9%            14,680        17,331            18%


Provisions for Benefits, Claims and Credit Losses                     3%             5,718         6,020             5%
Effect of Credit Card Securitization Activity                       (18%)            1,158           988           (15%)
                                                                               ------------   ------------
ADJUSTED PROVISIONS FOR BENEFITS, CLAIMS AND CREDIT LOSSES           (1%)            6,876         7,008             2%


CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                17%             7,804        10,323            32%
Taxes on Core Income                                                 14%             2,787         3,636            30%
Minority Interest, Net of Income Taxes                              (65%)              125            78           (38%)
                                                                               ------------   ------------
CORE INCOME                                                          21%             4,892         6,609            35%

Restructuring-Related Items After-tax (1)                           (93%)               45           (14)            NM
Cumulative Effect of Accounting Changes (2)                           -               (127)            -             NM
                                                                               ------------   ------------
NET INCOME                                                           23%          $  4,810      $  6,595            37%
                                                                               ============   ============



(1) Includes restructuring charges of $49 million pretax ($31 million after-tax) in the 1999 third quarter, $82 million pretax ($51 million after-tax) in the 1999 fourth quarter and $22 million pretax ($14 million after-tax) in the 2000 second quarter, and credits for reversals of prior charges of $211 million pretax ($125 million after-tax) in the 1999 first quarter, $68 million pretax ($41 million after-tax) in the 1999 third quarter, $122 million pretax ($76 million after-tax) in the 1999 fourth quarter and $48 million pretax ($31 million after-tax) in the 2000 second quarter. Also includes accelerated depreciation charges of $81 million pretax ($51 million after-tax) in the 1999 first quarter, $47 million pretax ($29 million after-tax) in the 1999 second quarter, $41 million pretax ($25 million after-tax) in the 1999 third quarter, $13 million pretax ($8 million after-tax) in the 1999 fourth quarter, $20 million pretax ($12 million after-tax) in the 2000 first quarter, and $29 million pretax ($19 million after-tax) in the 2000 second quarter.

(2) First quarter 1999 accounting changes refer to adoption of Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3) of ($135) million; adoption of SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" of $23 million; and the adoption of SOP 98-5, "Reporting on the Costs of Start-Up Activities" of ($15) million.

NM - Not meaningful

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

                                             EOP
                                            LOANS                      90 DAYS OR MORE PAST DUE (1)
                                        ---------------------    -----------------------------------------------------------------
                                           2Q 2000                2Q 2000                 1Q 2000                2Q 1999
                                        ---------------------    -------------------    --------------------   -------------------
CITIBANKING NORTH AMERICA                       $        7.2          $         33           $          48         $          92
Ratio                                                                         0.46%                   0.67%                 1.22%

MORTGAGE BANKING                                        35.8                    709                     719                   575
Ratio                                                                         1.98%                   2.29%                 2.09%

U.S. BANKCARDS                                          78.4                    922                   1,058                   954
Ratio                                                                         1.18%                   1.45%                 1.36%

OTHER CARDS                                              2.4                     31                      29                    24
Ratio                                                                         1.24%                   1.21%                 1.08%

CITIFINANCIAL                                           17.3                    229                     216                   172
Ratio                                                                         1.32%                   1.33%                 1.26%

EUROPE, MIDDLE EAST AND AFRICA                          17.0                    868                     875                   899
Ratio                                                                         5.09%                   5.26%                 5.46%

ASIA PACIFIC                                            26.0                    405                     443                   509
Ratio                                                                         1.56%                   1.73%                 2.17%

LATIN AMERICA                                            7.1                    323                     333                   346
Ratio                                                                         4.52%                   4.58%                 4.32%

GLOBAL PRIVATE BANK                                     24.5                     78                      87                   162
Ratio                                                                         0.32%                   0.37%                 0.88%

OTHER                                                    0.1                      -                       -                     9


                                        ---------------------    -------------------    --------------------   -------------------
TOTAL MANAGED                                          215.8                  3,598                   3,808                 3,742
Ratio                                                                         1.67%                   1.87%                 2.00%

SECURITIZATION ACTIVITIES:
SECURITIZED CREDIT CARD RECEIVABLES                    (44.8)                  (544)                   (702)                 (652)
LOANS HELD FOR SALE                                     (8.1)                   (62)                    (31)                  (35)
                                        ---------------------    -------------------    --------------------   -------------------
                                                       (52.9)                  (606)                   (733)                 (687)

TOTAL LOANS                                     $      162.9          $       2,992          $        3,075        $        3,055
                                        =====================    ===================    ====================   ===================
Ratio                                                                         1.84%                   2.03%                 2.29%

                                              AVERAGE
                                               LOANS                                      NET CREDIT LOSSES (1)
                                       ------------------      --------------------------------------------------------------------
                                            2Q 2000                   2Q 2000                  1Q 2000                2Q 1999
                                       ------------------      --------------------    ---------------------   --------------------
CITIBANKING NORTH AMERICA                 $          7.1            $          15            $           17           $        23
Ratio                                                                        0.86%                    0.98%                  1.21%

MORTGAGE BANKING                                    33.1                         4                       11                     11
Ratio                                                                        0.05%                    0.14%                  0.17%

U.S. BANKCARDS                                      75.2                       740                      782                    803
Ratio                                                                        3.96%                    4.35%                  4.63%

OTHER CARDS                                          2.3                        17                       16                     16
Ratio                                                                        3.03%                    2.98%                  2.99%

CITIFINANCIAL                                       16.7                        80                       76                     70
Ratio                                                                        1.93%                    1.92%                  2.14%

EUROPE, MIDDLE EAST AND AFRICA                      16.5                        65                       71                     70
Ratio                                                                        1.57%                    1.70%                  1.71%

ASIA PACIFIC                                        25.4                        64                       74                     76
Ratio                                                                        1.01%                    1.19%                  1.33%

LATIN AMERICA                                        7.2                        76                       90                    124
Ratio                                                                        4.25%                    4.77%                  6.17%

GLOBAL PRIVATE BANK                                 23.8                         3                       10                      2
Ratio                                                                        0.05%                    0.18%                  0.05%

OTHER                                                0.1                         -                        -                      6


                                       ------------------      --------------------    ---------------------   --------------------
TOTAL MANAGED                                      207.4                     1,064                    1,147                  1,201
Ratio                                                                        2.06%                    2.30%                  2.60%

SECURITIZATION ACTIVITIES:
SECURITIZED CREDIT CARD RECEIVABLES                (45.8)                     (441)                    (499)                  (541)
LOANS HELD FOR SALE                                 (5.8)                      (28)                     (20)                   (29)
                                       ------------------      --------------------    ---------------------   --------------------
                                                   (51.6)                     (469)                    (519)                  (570)

TOTAL LOANS                               $        155.8            $          595           $          628           $        631
                                       ==================      ====================    =====================   ====================
Ratio                                                                        1.54%                    1.71%                  1.91%

       (1) The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

DETAILS OF CREDIT LOSS EXPERIENCE
(In millions of dollars)

                                                       1Q         2Q           3Q            4Q            1Q           2Q
                                                      1999        1999         1999          1999          2000         2000
                                                    ----------   -----------  -----------   -----------  ------------  -----------

ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD    $ 6,617       $ 6,662      $ 6,743       $ 6,706       $ 6,679      $ 6,657
                                                    ----------   -----------  -----------   -----------  ------------  -----------
PROVISION FOR CREDIT LOSSES
     Consumer                                             617           679          594           594           627          580
     Commercial                                           112           111           38            92           124          131
                                                    ----------   -----------  -----------   -----------  ------------  -----------
                                                          729           790          632           686           751          711
                                                    ----------   -----------  -----------   -----------  ------------  -----------
GROSS CREDIT LOSSES
     Consumer                                             694           771          743           737           775          766
     Commercial                                           132           135          104           158           143          155
                                                    ----------   -----------  -----------   -----------  ------------  -----------
                                                          826           906          847           895           918          921
                                                    ----------   -----------  -----------   -----------  ------------  -----------
CREDIT RECOVERIES
     Consumer                                             118           140          145           136           147          171
     Commercial                                            20            24           16            57            19           24
                                                    ----------   -----------  -----------   -----------  ------------  -----------
                                                          138           164          161           193           166          195
                                                    ----------   -----------  -----------   -----------  ------------  -----------

NET CREDIT LOSSES                                         688           742          686           702           752          726
                                                    ----------   -----------  -----------   -----------  ------------  -----------
Other  --  net                                              4            33           17           (11)          (21)          94
                                                    ----------   -----------  -----------   -----------  ------------  -----------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD          $ 6,662       $ 6,743      $ 6,706       $ 6,679       $ 6,657      $ 6,736
                                                    ==========   ===========  ===========   ===========  ============  ===========

Net consumer credit losses                               $576          $631         $598          $601          $628         $595
As a percentage of average consumer loans               1.79%         1.91%        1.74%         1.68%         1.71%        1.54%
Net commercial credit losses                             $112          $111          $88          $101          $124         $131
As a percentage of average commercial loans             0.49%         0.48%        0.37%         0.42%         0.52%        0.51%






ALLOWANCE FOR CREDIT LOSSES
Consumer                                              $ 3,355       $ 3,436      $ 3,449       $ 3,431       $ 3,409      $ 3,391
Commercial                                              3,307         3,307        3,257         3,248         3,248        3,345
                                                    ----------   -----------  -----------   -----------  ------------  -----------
     Total Allowance for Credit Losses                $ 6,662       $ 6,743      $ 6,706       $ 6,679       $ 6,657      $ 6,736
                                                    ==========   ===========  ===========   ===========  ============  ===========

ALLOWANCE AS A PERCENT OF TOTAL LOANS
Consumer                                                2.58%         2.57%        2.49%         2.32%        2.25%         2.08%
Commercial                                              3.43%         3.35%        3.30%         3.37%        3.19%         3.01%
Total                                                   2.94%         2.90%        2.83%         2.73%        2.63%         2.46%


CITIGROUP SUPPLEMENTAL DATA
(In millions of dollars)

                                                                    1Q           2Q          3Q          4Q         1Q          2Q
                                                                   1999         1999        1999         999       2000        2000
                                                                 ---------  -----------  ----------  ---------  ---------  ---------
CASH-BASIS AND RENEGOTIATED LOANS
COMMERCIAL CASH-BASIS LOANS
Collateral Dependent (at lower of cost or collateral value) (1)   $   358    $     214    $    277    $   241    $   237    $   210
Other                                                               1,277        1,341       1,232      1,162      1,218      1,428
                                                                 ---------  -----------  ----------  ---------  ---------  ---------
    Total Commercial Cash-Basis Loans                             $ 1,635    $   1,555    $  1,509    $ 1,403    $ 1,455    $ 1,638
                                                                 =========  ===========  ==========  =========  =========  =========

COMMERCIAL CASH-BASIS LOANS
Emerging Markets                                                  $ 1,095    $   1,197    $  1,154    $ 1,044    $ 1,066    $ 1,132
Global Relationship Banking                                           308          279         302        304        319        465
Insurance Subsidiaries                                                218           66          40         41         59         38
Investment Activities                                                  14           13          13         14         11          3
                                                                 ---------  -----------  ----------  ---------  ---------  ---------
    Total Commercial Cash-Basis Loans                             $ 1,635    $   1,555    $  1,509    $ 1,403    $ 1,455    $ 1,638
                                                                 =========  ===========  ==========  =========  =========  =========

COMMERCIAL RENEGOTIATED LOANS                                     $    47    $      50    $     68    $    59    $    46    $    27
                                                                 =========  ===========  ==========  =========  =========  =========

CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
    HAS BEEN SUSPENDED                                            $ 2,252    $   2,259    $  2,214    $ 2,230    $ 2,217    $ 2,191
                                                                 =========  ===========  ==========  =========  =========  =========

OTHER REAL ESTATE OWNED
Consumer (2)                                                      $   217    $     213    $    211    $   204    $   189    $   180
                                                                 ---------  -----------  ----------  ---------  ---------  ---------

Emerging Markets                                                       26           28          50         44         43         43
Global Relationship Banking                                           212          178         178        156        141        135
Insurance Subsidiaries                                                217          420         420        286        285         89
                                                                 ---------  -----------  ----------  ---------  ---------  ---------
    Total Commercial  (2)                                             455          626         648        486        469        267
                                                                 ---------  -----------  ----------  ---------  ---------  ---------

Corporate/Other                                                         8            8           8         14          9          8
                                                                 ---------  -----------  ----------  ---------  ---------  ---------

Total                                                             $   680    $     847    $    867    $   704    $   667    $   455
                                                                 =========  ===========  ==========  =========  =========  =========

ASSETS PENDING DISPOSITION (3)                                    $    95    $      89    $     87    $    86    $    97    $    93
                                                                 =========  ===========  ==========  =========  =========  =========


(1) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.
(2) Represents repossessed real estate, carried at lower of cost or collateral value.
(3) Represents consumer residential mortgage loans that have a high probability of foreclosure, carried at lower of cost or collateral value.

MANAGED ASSETS AND INSURANCE INVESTMENTS
(In billions of dollars)


                                                                1Q             2Q             3Q             4Q            1Q
                                                               1999           1999           1999           1999          2000
                                                             -----------   ------------   ------------   ------------   -----------
SSB Citi Asset Management Group                                 $ 351.0       $ 360.3         $ 363.7        $ 377.3       $ 387.9
SSB - Financial Consultant managed accounts                        26.8          29.5            31.6           43.6          55.4
Travelers Life and Annuity                                         26.6          27.3            27.5           27.4          29.8
                                                             -----------   ------------   ------------   ------------   -----------
    Total assets managed for third parties                        404.4         417.1           422.8          448.3         473.1

Consulting Group externally managed assets                        107.4         113.6           113.0          126.2         133.1
Other investments held by Insurance companies                      39.0          39.3            38.6           37.5          41.3
                                                             -----------   ------------   ------------   ------------   -----------
    Total managed assets and insurance investments (1)          $ 550.8        $ 570.0        $ 574.4        $ 612.0       $ 647.5
                                                             ===========   ============   ============   ============   ===========


                                                                                   2Q 2000 VS.
                                                                2Q               2Q 1999 INCREASE/
                                                               2000                 (DECREASE)
                                                            ----------       ------------------------
SSB Citi Asset Management Group                               $ 388.6               8%
SSB - Financial Consultant managed accounts                      58.2              97%
Travelers Life and Annuity                                       29.6               8%
                                                            ----------
    Total assets managed for third parties                      476.4              14%

Consulting Group externally managed assets                      135.8              20%
Other investments held by Insurance companies                    39.1              (1%)
                                                            ----------
    Total managed assets and insurance investments (1)        $ 651.3              14%
                                                            ==========


INSURANCE INVESTMENT PORTFOLIO
(In millions of dollars)

                                                                1Q             2Q             3Q             4Q            1Q
                                                               1999           1999           1999           1999          2000
                                                             -----------   ------------   ------------   ------------   -----------
Fixed-income investments:
   Available for sale, at market:
         Mortgage-backed securities - principally
               obligations of U.S. Government agencies         $  9,595       $  9,294       $  9,058       $  9,010      $  9,382
         U.S. Treasury securities and obligations of U.S.
               Government corporations and agencies               3,728          3,324          2,983          2,778         3,033
         Corporates (including redeemable preferreds)            27,346         27,504         27,606         26,635        27,317
         Obligations of states and political subdivisions        11,023         10,672         10,362          9,981        10,049
         Debt securities issued by foreign governments            1,822          1,842          1,631          1,711         1,579
    Held to maturity, at amortized cost                              28             26             24             33            32
                                                             -----------   ------------   ------------   ------------   -----------
    Total fixed income                                           53,542         52,662         51,664         50,148        51,392
Equity securities, at market                                      1,685          1,819          1,905          2,121         2,111
Short-term and other                                              6,651          5,301          5,524          5,322         6,478
                                                             -----------   ------------   ------------   ------------   -----------
    Total investments held by Insurance companies              $ 61,878       $ 59,782       $ 59,093       $ 57,591      $ 59,981
                                                             ===========   ============   ============   ============   ===========

After tax unrealized gains / (losses) on invested assets       $    943       $    100       $   (251)      $   (587)     $   (218)
                                                             ===========   ============   ============   ============   ===========


                                                                                2Q 2000 VS.
                                                                 2Q          2Q 1999 INCREASE/
                                                                2000            (DECREASE)
                                                             ----------     -------------------
Fixed-income investments:
   Available for sale, at market:
         Mortgage-backed securities - principally
               obligations of U.S. Government agencies        $  9,371            1%
         U.S. Treasury securities and obligations of U.S.
               Government corporations and agencies              2,692           (19%)
         Corporates (including redeemable preferreds)           27,868            1%
         Obligations of states and political subdivisions        9,963           (7%)
         Debt securities issued by foreign governments           1,626           (12%)
    Held to maturity, at amortized cost                             31            19%
                                                             ----------
    Total fixed income                                          51,551           (2%)
Equity securities, at market                                     2,013            11%
Short-term and other                                             6,581            24%
                                                             ----------
    Total investments held by Insurance companies             $ 60,145            1%
                                                             ==========

After tax unrealized gains / (losses) on invested assets      $   (391)           NM
                                                             ==========



(1) Includes jointly managed assets of $39, $41, $44 and $49 billion in the 1999 first, second, third and fourth quarters respectively, and $54 and $57 billion, respectively, for the 2000 first and second quarters.
NM - Not meaningful

GLOBAL CONSUMER
WORLDWIDE CARDS SUPPLEMENTAL DATA(1)
(In millions of dollars)


                                                         1Q          2Q            3Q          4Q            1Q            2Q
                                                        1999        1999          1999        1999          2000          2000
                                                    -------------  ----------  ------------  ----------   -----------   -----------

Adjusted Revenues, Net of Interest Expense               $ 2,418     $ 2,422       $ 2,460     $ 2,559       $ 2,538       $ 2,549
Adjusted Operating Expenses                                  963         962           973         995         1,031         1,020
Adjusted Provision for Loan Losses (2)                       925         938           914         898           898           848
                                                    -------------  ----------  ------------  ----------   -----------   -----------
Core Income Before Taxes                                     530         522           573         666           609           681
Income Taxes                                                 195         194           212         243           225           252
                                                    -------------  ----------  ------------  ----------   -----------   -----------

Core Income                                              $   335     $   328       $   361     $   423       $   384       $   429
                                                    =============  ==========  ============  ==========   ===========   ===========

Managed Average Assets (in billions of dollars)          $    82     $    82       $    84     $    85       $    88       $    92
                                                    =============  ==========  ============  ==========   ===========   ===========
Return on Managed Assets                                   1.66%       1.60%         1.71%       1.97%         1.76%         1.88%
                                                    =============  ==========  ============  ==========   ===========   ===========

KEY INDICATORS
(in billions of dollars)

End of Period Managed Receivables                        $  80.1     $  81.5       $  81.8     $  85.8       $  85.6       $  91.7
Total EOP Open Accounts (in millions)                       52.9        52.5          52.5        52.8          53.7          55.1
Total Sales                                              $  46.0     $  51.2       $  51.8     $  55.2       $  54.0       $  61.1
Coincident Net Credit Loss Ratio %                         4.73%       4.64%         4.45%       4.36%         4.30%         3.90%
Loans 90+ Days Past Due %                                  1.55%       1.47%         1.47%       1.52%         1.53%         1.25%

GEOGRAPHIC DISTRIBUTION
CORE INCOME
    Cards                                                $   278     $   279       $   301     $   325       $   296       $   308
    International                                             57          49            60          98            88           121
                                                    =============  ==========  ============  ==========   ===========   ===========
         Total                                           $   335     $   328       $   361     $   423       $   384       $   429
                                                    =============  ==========  ============  ==========   ===========   ===========

AVERAGE LOANS:
    Cards                                                $  69.3     $  71.6       $  71.7     $  72.3       $  74.3       $  77.5
    International                                            8.6         8.7           8.9         9.2           9.6           9.9
                                                    =============  ==========  ============  ==========   ===========   ===========
         Total                                           $  77.9     $  80.3       $  80.6     $  81.5       $  83.9       $  87.4
                                                    =============  ==========  ============  ==========   ===========   ===========

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS)
     Cards                                                  42.9        42.5          42.1        42.1          42.4          43.7
     International                                          10.0        10.0          10.4        10.7          11.3          11.4
                                                    =============  ==========  ============  ==========   ===========   ===========
         Total                                              52.9        52.5          52.5        52.8          53.7          55.1
                                                    =============  ==========  ============  ==========   ===========   ===========

TOTAL SALES
    Cards                                                $  39.6     $  44.1       $  44.3     $  47.2       $  45.7       $  52.1
    International                                            6.4         7.1           7.5         8.0           8.3           9.0
                                                    =============  ==========  ============  ==========   ===========   ===========
         Total                                           $  46.0     $  51.2       $  51.8     $  55.2       $  54.0       $  61.1
                                                    =============  ==========  ============  ==========   ===========   ===========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    Cards                                                $   798     $   819       $   790     $   800       $   798       $   757
    International                                            111         110           115          95           101            90
                                                    =============  ==========  ============  ==========   ===========   ===========
         Total                                           $   909     $   929       $   905     $   895       $   899       $   847
                                                    =============  ==========  ============  ==========   ===========   ===========

                                                        2Q 2000 VS.          YTD               YTD              YTD 2Q 2000 VS.
                                                    2Q 1999 INCREASE/        2Q                2Q            YTD 2Q 1999 INCREASE/
                                                        (DECREASE)           1999              2000               (DECREASE)
                                                    -----------------     -----------      -------------     ---------------------

Adjusted Revenues, Net of Interest Expense                   5%              $ 4,840            $ 5,087                  5%
Adjusted Operating Expenses                                  6%                1,925              2,051                  7%
Adjusted Provision for Loan Losses (2)                     (10%)               1,863              1,746                 (6%)
                                                                          -----------      -------------
Core Income Before Taxes                                    30%                1,052              1,290                 23%
Income Taxes                                                30%                  389                477                 23%
                                                                          -----------      -------------

Core Income                                                 31%              $   663            $   813                 23%
                                                                          ===========      =============

Managed Average Assets (in billions of dollars)             12%              $    82            $    90                 10%
                                                                          ===========      =============
Return on Managed Assets                                                       1.63%              1.82%


KEY INDICATORS
(in billions of dollars)

End of Period Managed Receivables                           13%
Total EOP Open Accounts (in millions)                        5%
Total Sales                                                 19%
Coincident Net Credit Loss Ratio %
Loans 90+ Days Past Due %

GEOGRAPHIC DISTRIBUTION
CORE INCOME
    Cards                                                   10%              $   557            $   604                  8%
    International                                          147%                  106                209                 97%
                                                                          ===========      =============
         Total                                              31%              $   663            $   813                 23%
                                                                          ===========      =============

AVERAGE LOANS:
    Cards                                                    8%              $  70.5            $  75.9                  8%
    International                                           14%              $   8.7                9.8                 13%
                                                                          ===========      =============
         Total                                               9%              $  79.2            $  85.7                  8%
                                                                          ===========      =============

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS)
     Cards                                                   3%
     International                                          14%

         Total                                               5%


TOTAL SALES
    Cards                                                   18%               $ 83.7            $  97.8                 17%
    International                                           27%                 13.5               17.3                 28%
                                                                          ===========      =============
         Total                                              19%               $ 97.2            $ 115.1                 18%
                                                                          ===========      =============

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    Cards                                                   (8%)             $ 1,617            $ 1,555                 (4%)
    International                                          (18%)                 221                191                (14%)
                                                                          ===========      =============
         Total                                              (9%)             $ 1,838            $ 1,746                 (5%)
                                                                          ===========      =============


(1) Worldwide Cards consists of the Cards business segment and card operations included within the International consumer segments.
(2)  On a managed basis.

GLOBAL CORPORATE AND INVESTMENT BANK
SUPPLEMENTAL PRODUCT AND REGIONAL RESULTS
(In millions of dollars)


                                                1Q                2Q          3Q             4Q            1Q           2Q
                                                1999              1999        1999           1999          2000         2000
                                              ----------     -------------  ----------   ------------    ----------  -----------
PRODUCT VIEW
     TOTAL REVENUE
        Global Corporate Finance (1)            $ 3,347           $ 3,175     $ 2,817        $ 2,951       $ 3,799      $ 3,631
        Transaction Services (2)                    696               712         750            772           825          868
        Private Client                            1,404             1,458       1,466          1,605         1,916        1,686
        Commercial Lines                          1,534             1,558       1,578          1,595         1,568        1,626
        Other                                       155                59        (166)            35            92           44
                                              ----------     -------------  ----------   ------------    ----------  -----------
       Total GCIB                               $ 7,136           $ 6,962     $ 6,445        $ 6,958       $ 8,200      $ 7,855
                                              ==========     =============  ==========   ============    ==========  ===========

     CORE INCOME
        Global Corporate Finance (1)            $   826           $   755     $   702        $   753       $ 1,062      $   842
        Transaction Services (2)                     39                40          51             55            93          130
        Private Client                              211               225         215            262           376          265
        Commercial Lines                            189               201         255            200           240          267
        Other                                        74                23         (92)            14            58           33
                                              ----------     -------------  ----------   ------------    ----------  ----------
     Total GCIB                                 $ 1,339           $ 1,244     $ 1,131        $ 1,284       $ 1,829      $ 1,537
                                              ==========     =============  ==========   ============    ==========  ===========

REGIONAL VIEW
     TOTAL REVENUE
        JENA (3)                                $ 5,912           $ 5,722     $ 5,245        $ 5,798       $ 6,783      $ 6,434
        Emerging Markets                          1,224             1,240       1,200          1,160         1,417        1,421
                                              ----------     -------------  ----------   ------------    ----------  ----------
     Total GCIB                                 $ 7,136           $ 6,962     $ 6,445        $ 6,958       $ 8,200      $ 7,855
                                              ==========     =============  ==========   ============    ==========  ===========

     CORE INCOME
        JENA (3)                                $ 1,025           $   923     $   792        $ 1,024       $ 1,397      $ 1,144
        Emerging Markets                            314               321         339            260           432          393
                                              ----------     -------------  ----------   ------------    ----------  ----------
     Total GCIB                                 $ 1,339           $ 1,244     $ 1,131        $ 1,284       $ 1,829      $ 1,537
                                              ==========     =============  ==========   ============    ==========  ===========

TRADING RELATED REVENUE
        Fixed Income                            $   851           $   582     $   443        $   434       $   695      $   533
        Equities                                    292               395         292            312           508          436
        Foreign Exchange                            440               313         316            336           339          352
        All Other                                   305               134         (51)            94           104           63
                                              ----------     -------------  ----------   ------------    ----------  -----------
     Total Trading Related Revenue              $ 1,888           $ 1,424     $ 1,000        $ 1,176       $ 1,646      $ 1,384
                                              ==========     =============  ==========   ============    ==========  ===========
        Principal Transactions                  $ 1,647           $ 1,114     $   816        $   986       $ 1,512      $ 1,250
        Net Interest Revenue                        241               310         184            190           134          134
                                              ----------     -------------  ----------   ------------    ----------  -----------
     Total Trading Related Revenue              $ 1,888           $ 1,424     $ 1,000        $ 1,176       $ 1,646      $ 1,384
                                              ==========     =============  ==========   ============    ==========  ===========



                                                   2Q 2000 VS.           YTD               YTD                   YTD 2Q 2000 VS.
                                                2Q 1999 INCREASE/        2Q                2Q                YTD 2Q 1999 INCREASE/
                                                   (DECREASE)            1999              2000                    (DECREASE)
                                              --------------------    ---------------   ----------------   ------------------------
PRODUCT VIEW
     TOTAL REVENUE
        Global Corporate Finance (1)                  14%                    $ 6,522            $ 7,430          14%
        Transaction Services (2)                      22%                      1,408              1,693          20%
        Private Client                                16%                      2,862              3,602          26%
        Commercial Lines                               4%                      3,092              3,194          3%
        Other                                        (25%)                       214                136         (36%)
                                                                      ---------------   ----------------
       Total GCIB                                     13%                   $ 14,098           $ 16,055          14%
                                                                      ===============   ================

     CORE INCOME
        Global Corporate Finance (1)                  12%                    $ 1,581            $ 1,904          20%
        Transaction Services (2)                      225%                        79                223         182%
        Private Client                                18%                        436                641          47%
        Commercial Lines                              33%                        390                507          30%
        Other                                         43%                         97                 91         (6%)
                                                                      ---------------   ----------------
     Total GCIB                                       24%                    $ 2,583            $ 3,366          30%
                                                                      ===============   ================

REGIONAL VIEW
     TOTAL REVENUE
        JENA (3)                                      12%                   $ 11,634           $ 13,217          14%
        Emerging Markets                              15%                      2,464              2,838          15%
                                                                      ---------------   ----------------
     Total GCIB                                       13%                   $ 14,098           $ 16,055          14%
                                                                      ===============   ================

     CORE INCOME
        JENA (3)                                      24%                    $ 1,948            $ 2,541          30%
        Emerging Markets                              22%                        635                825          30%
                                                                      ---------------   ----------------
     Total GCIB                                       24%                    $ 2,583            $ 3,366          30%
                                                                      ===============   ================

TRADING RELATED REVENUE
        Fixed Income                                  (8%)                   $ 1,433            $ 1,228         (14%)
        Equities                                      10%                        687                944          37%
        Foreign Exchange                              12%                        753                691         (8%)
        All Other                                    (53%)                       439                167         (62%)
                                                                      ---------------   ----------------
     Total Trading Related Revenue                    (3%)                   $ 3,312            $ 3,030         (9%)
                                                                      ===============   ================

        Principal Transactions                        12%                    $ 2,761            $ 2,762          0%
        Net Interest Revenue                         (57%)                       551                268         (51%)
                                                                      ---------------   ----------------
     Total Trading Related Revenue                    (3%)                   $ 3,312            $ 3,030         (9%)
                                                                      ===============   ================



NM Not meaningful

(1) Global Corporate Finance includes Global Fixed Income, FX and Structured Products, Global Equities, Global Investment Banking, Emerging Markets (EM) Sales & Trading, EM Local Finance, Loan Portfolio, Phibro, Robinson Humphrey, Futures, Municipals & Stock Loans.
(2) Transaction Services includes Cash Management, Trade Finance and Worldwide Securities Services.
(3)  JENA includes Japan, Western Europe, North America and Commercial Lines.

CITICORP SUPPLEMENTAL DATA
(In millions of dollars)


                                                               1Q             2Q            3Q             4Q              1Q
                                                              1999           1999          1999           1999            2000
                                                          ------------   ------------   -----------   ------------    ------------

NET INTEREST REVENUE STATISTICS
(TAXABLE EQUIVALENT BASIS)
Net Interest Revenue                                          $ 3,587        $ 3,651       $ 3,660        $ 3,714         $ 3,713
Effect of Credit Card Securitization Activity                   1,084          1,020         1,043          1,008           1,019
                                                          ------------   ------------   -----------   ------------    ------------
    Total Adjusted                                            $ 4,671        $ 4,671       $ 4,703        $ 4,722         $ 4,732
                                                          ============   ============   ===========   ============    ============

Average Interest Earning Assets (in billions of dollars)      $ 300.8        $ 304.4       $ 307.9        $ 313.4         $ 324.6
Effect of Credit Card Securitization Activity                    44.3           46.7          47.9           48.6            48.2
                                                          ------------   ------------   -----------   ------------    ------------
    Total Adjusted                                            $ 345.1        $ 351.1       $ 355.8        $ 362.0         $ 372.8
                                                          ============   ============   ===========   ============    ============

Net Interest Margin (%)                                         4.84%          4.81%         4.72%          4.70%           4.60%
Effect of Credit Card Securitization Activity                   0.65%          0.53%         0.52%          0.47%           0.51%
                                                          ------------   ------------   -----------   ------------    ------------
    Total Adjusted                                              5.49%          5.34%         5.24%          5.17%           5.11%
                                                          ============   ============   ===========   ============    ============

                                                                                   YTD          YTD
                                                                    2Q              2Q           2Q
                                                                   2000            1999         2000
                                                              -------------     ----------   ----------

NET INTEREST REVENUE STATISTICS
(TAXABLE EQUIVALENT BASIS)
Net Interest Revenue                                               $ 3,812        $ 7,238      $ 7,525
Effect of Credit Card Securitization Activity                          844          2,104        1,863
                                                              -------------     ----------   ----------
    Total Adjusted                                                 $ 4,656        $ 9,342      $ 9,388
                                                              =============     ==========   ==========

Average Interest Earning Assets (in billions of dollars)           $ 347.0        $ 302.6      $ 335.8
Effect of Credit Card Securitization Activity                         45.8           45.5         47.0
                                                              -------------     ----------   ----------
    Total Adjusted                                                 $ 392.8        $ 348.1      $ 382.8
                                                              =============     ==========   ==========

Net Interest Margin (%)                                              4.42%          4.82%        4.51%
Effect of Credit Card Securitization Activity                        0.35%          0.59%        0.42%
                                                              -------------     ----------   ----------
    Total Adjusted                                                   4.77%          5.41%        4.93%
                                                              =============     ==========   ==========

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 20, 2000                       CITIGROUP INC.


                                            By:       /s/ Roger W. Trupin
                                               -------------------------------
                                            Name:     Roger W. Trupin
                                            Title:    Controller